May 14, 1998

Dear Shareholders,

    We are pleased to present this annual report for the 12 months ended April 30, 1998, a period that was kind to equity and fixed-income investors alike. Shareholders who were invested for the entire period in any of our Centura Funds were rewarded with gains that were generous by historical standards. Our three stock funds all posted performance numbers that were appreciably higher than long-term market norms, while our two bond funds provided solid "real returns" (total return minus inflation).

THE LAST 12 MONTHS: MARKET PROVIDES GENEROUS RETURNS

    This past fiscal year witnessed a number of remarkable events in the financial markets. First, in the spring of 1997, stocks and bonds began a climb back from a short, but painfully sharp, correction that had pushed down the value of most financial instruments. Not the least of the catalysts behind the decline was the Federal Reserve's decision in March 1997 to raise short-term interest rates 25 basis points (0.25%). (Since that time, stocks and bonds have benefited from the fact that the Fed has not raised rates again.)

    Throughout much of the summer, times were good for most investors, who watched the value of their holdings rise steadily. On August 6, for example, the Dow Jones Industrial Average reached an all-time high of 8259. But then came news of problems in Asia, and it soon became evident that what is now known as the "Asian flu" was a raft of potentially catastrophic problems that would shake the world's markets. In short order, a wave of currency shocks, bankruptcies and plunging stock-market values swept over Thailand, Indonesia, South Korea, Malaysia and even Japan, then the world's second-largest economy.

    The U.S. stock market was not immune to anxiety generated by the situation in Asia, and equities fell into a pattern of decline, culminating in a frightening plunge on October 27, when the Dow fell 554 points.

    Yet despite the cries of doom emanating from the mouths of market pundits, stocks surged once more. In fact, when the Dow ended 1997 with an annual return of 22%, the occasion marked the first time in history that the blue-chip average had risen more than 20% for three consecutive years.

    While stocks were gyrating, the bond market, especially longer-term, U.S. Treasury issues, actually got a boost from the Asian crisis. Many investors throughout the world, seeking a safe haven for their money, produced a classic "flight to quality" by rushing into Treasuries. During the fourth quarter of 1997, the yield on 30-year bonds fell a full 50 basis points (0.50%), which pushed bond prices significantly higher (rates and prices move in opposite directions). What followed in the beginning of 1998 was more of the same: short bursts of volatility, ending with markedly higher stock prices and modest gains for bonds.

    Throughout the fiscal year that ended on April 30, 1998, investors were subjected to what must have felt like the financial roller-coaster ride of their lives. However, as we noted earlier, those shareholders who remained invested in any of our funds, and who stayed the course despite the unpleasant intrusion of occasionally foul weather, were rewarded for their prudence and their patience.

CENTURA EQUITY GROWTH FUND

    For the 12 months ended April 30, 1998, the fund produced a total return of 36.89% (Class C -- Institutional shares). In comparison, the Standard & Poor's 500 Index rose 41.07%. Although the fund lagged the unmanaged benchmark to some degree, we feel we had a successful year, providing significant returns while employing our value philosophy. We don't believe in making large, risky bets in "hot," high-flying issues, nor do we "follow the crowd." Rather, our strategy is to search for growth at a reasonable price, focusing on out-of-favor stocks that we believe are attractively valued and offer the potential for substantial, long-term gains.

    During the last year, the market was led by a small cluster of large-capitalization, multinational, "household-name" stocks. Few of those stocks are in our portfolio, for good reason. With the market in general exceeding just about every historical standard of reasonable valuation, we believe the most excessive overvaluations can be found in this large-cap group. Buying these stocks' modest growth prospects at expensive prices is not consistent with our value approach to investing.

    A careful look at the stocks in our portfolio underscores our emphasis on value. Based on fiscal 1999 estimates, the fund's holdings have an average price-to-sales ratio of 1.14, versus 1.75 for the S&P 500; a price-to-book-value ratio of 3.3, versus 4.2; and a price-to-earnings ratio of 18.5, versus 21.7. We also estimate that our holdings will, on average, grow earnings 14% in the coming year, while the S&P 500's earnings growth is projected at just 7%. We believe we've built a portfolio of stocks that has the potential to increase earnings growth faster than the S&P 500, while selling at a discount to the market.

    Along with requiring solid fundamentals, we like to buy companies that may possess hidden value. One example is Dial Corp. (1.8% of the fund's assets). We bought the stock at a time when the market priced the company as a stodgy conglomerate, ignoring the value of its core business franchise, the Dial Soap brand name. In the time we've owned the stock, it has approximately doubled in price. We've followed this strategy of buying companies with value that is not readily apparent to the masses.

    We're also drawn to companies whose stock prices are attractive relative to their competitors'. For example, a year ago we bought PepsiCo (1.9%), instead of the more popular Coca-Cola. Although Pepsi was having some problems at the time, we liked its bottling franchise and, particularly, its snack food business. While we didn't think Pepsi stock was necessarily "cheap," it was inexpensive in relation to Coke's valuation.

    We believe the fund is positioned to not only provide significant long-term gains, but also to outperform the broader market during a prolonged decline in stock prices.

CENTURA EQUITY INCOME FUND

    For the 12 months ended April 30, 1998, the fund produced a total return of 30.72% (Class C -- Institutional shares). In comparison, the Lipper Equity Income Fund average rose 34.07%. Our performance was penalized somewhat by a significant underweighting in technology, a sector that performed exceptionally well during the last year. However, we couldn't find any reasonably valued technology stocks that offered decent yields, so we stayed away from much of the tech group.

    The subject of yield is particularly relevant to this discussion. Our fund is a true equity income portfolio. Since the fund's inception, we have pursued both growth AND income. To underscore our commitment, the fund's 30 day yield as of April 30, 1998 was 2.36%, substantially higher than the S&P 500's 1.4% yield. A look at other data also reveals that based on fiscal 1999 estimates, the fund's holdings have an average price-to-earnings ratio of 16.9, versus 21.7 for the S&P 500; a price-to-sales ratio of 1.25, versus 1.75; and a price-to-book-value ratio of 3.4, versus 4.2. It is obvious that we are seeking to buy attractively valued stocks that trade at a discount to the broader market.

    Further, we believe that to find good value, you can't just buy the large, household-name stocks. You have to dig beneath the surface and identify stocks with attractive fundamentals. A case in point is BCE, Inc. (2.1% of the portfolio's assets), the Canadian equivalent of AT&T. BCE is a utility colossus, but the company also owns 50% of Northern Telecom, a rapidly growing communications equipment company. Buying the stock was a way for us to share in the growth potential of Northern Telecom, while tempering the risk with a more stable, traditional telephone utility business that throws off a relatively healthy dividend.

    Other examples of our strategic approach to value investing are AT&T (2.2%) and Mellon Bank Corp. (2.5%). We bought AT&T because it offered a relatively high dividend and we knew that it had a strong franchise that wasn't going away. The company had some management problems that masked its true potential, circumstances which made the stock price attractive to us. After AT&T made a management change, the stock surged from $33 a share to $60 a share. As for Mellon, it stood out as an exceptional value among bank stocks, primarily due to its Dreyfus money-management franchise. Dreyfus adds fee-based revenue to Mellon's bottom line, lessening its dependence on interest rate spreads.

    We believe that the fund will have the potential to provide attractive, long-term returns and a relatively handsome yield while seeking to stand up to the challenges of a market correction.

CENTURA SOUTHEAST EQUITY FUND*

    The Centura Southeast Equity Fund was opened to investors on May 2, 1997. For the period ended April 30, 1998, which represents just less than 12 months of performance, the fund produced a total return of 60.98% (Class C -- Institutional shares). In comparison, the Russell 2000 rose 42.40%. The fund's outstanding performance was due to a number of factors -- including judicious stockpicking, a surge in the type of small-capitalization stocks the fund favors, and robust economic growth in the Southeast region of the U.S.

    The fund invests in small companies headquartered in the southeastern United States, including Texas.** To underscore our definition of "small company," as of April 30, 1998, the portfolio's weighted average market capitalization was just $1.05 billion, compared to the S&P 500's weighted average market cap of $65 billion. Further, we concentrate on the sectors most prominent among those represented in the Russell 2000: utilities, communication services, financials, transportation, capital goods, basic industries, energy, consumer staples, consumer cyclicals, health care and technology.

    In our search for the best stocks within these parameters, we look for relative value, as well as absolute value. We ask a number of questions about each company we're considering for purchase. First, is this an attractive business and is the company's relative position in its industry improving? Second, does the management of this company have the unique ability to take the business and make it work? And third, is the common stock available at a price that's attractive to us?

    One stock that illustrates our strategy is Benchmark Electronics, Inc. (1.4% of the portfolio's assets), a contract electronics manufacturer. Along with its solid fundamentals, Benchmark is benefiting from the trend toward outsourcing among many of the larger PC manufacturers, such as Compaq and Hewlett-Packard.

    Another stock about which we can speak with absolute conviction is Goodmark Foods, Inc. (2.6%, the fund's largest holding), which produces Slim Jims and other meat snack products. The company has significantly increased its operating capacity and is functioning at a high level of efficiency. We believe that Goodmark is going to continue to grow its earnings and generate outstanding cash flows.

    We are confident that by focusing on a broadly diversified group of companies that operate in relative proximity to our own headquarters, we can provide shareholders with a unique opportunity to realize potentially significant, long-term growth to their investment.

CENTURA FEDERAL SECURITIES INCOME FUND

    For the 12 months ended April 30, 1998, the fund produced a total return of 8.48% (Class C -- Institutional shares). In comparison, the Lehman Brothers Intermediate Government Bond Index rose 8.68%.

    As of April 30, 1998, approximately 23% of the fund's assets were invested in U.S. Treasury securities, 73% in securities issued by U.S. Government Agencies and 4% in cash. The average weighted maturity of the fund's holdings was 5.58 years.

 *Investing in a regional equity fund may involve more risk, since the companies are located within the same geographical area.

**Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced greater-than-average market volatility.

    The fund's average weighted maturity has moved only slightly since our last report to you six months ago; however, we have shifted our portfolio allocation rather dramatically. While the greatest portion of our assets was invested in Treasuries at the end of October 1997, we are now committing most of the portfolio to agency securities. Although agency debt is not guaranteed by the U.S. Treasury, we feel that the risk of default is extremely low -- it's unlikely that the Treasury is going to let agencies such as the Federal Home Loan Mortgage Corporation go bankrupt -- and the yields offered by these securities are higher than those of Treasury paper with similar maturities. In recent months, we also bought several large pools of mortgages that offer relatively generous yields.

    The ongoing problems in Asia continue to act as a brake on inflation, a situation which has given the Federal Reserve adequate reason to refrain from either raising or lowering rates. We also don't believe interest rates can rise significantly while commodity prices are basically flat, as they have been for the last few months. Therefore, at least for the short term, we have positioned the fund to take advantage of a neutral interest-rate environment.

CENTURA NORTH CAROLINA TAX-FREE BOND FUND*

    For the 12 months ended April 30, 1998, the fund produced a total return of 7.89% (Class C -- Institutional shares). In comparison, the Lehman Brothers 5-Year Municipal Bond Index rose 6.74%.

    As of April 30, 1998, approximately 57.4% of the fund's assets were invested in general obligation bonds, 12.8% in certificates of participation, 28.3% in revenue bonds and 1.5% in cash. Credit quality remained excellent, with 68.5% in AAA-rated bonds, 21.9% in AA-rated bonds and 8.1% in A-rated bonds. The average weighted maturity of the fund's holdings was 6.58 years. Since our last report six months ago, there has been little change in the composition of the fund's portfolio or credit quality.

    The North Carolina municipal bond market is highly regarded throughout the country. This reputation is well-deserved; for example, a disproportionately high percentage of the AAA-rated general obligation bonds issued in the U.S. come from North Carolina. Shareholders who reside in the state benefit both from the relative stability of the North Carolina muni market, and the distribution of income that is free from both federal and North Carolina state income taxes.

    We maintain as much diversification as possible in the portfolio, buying bonds issued from a wide variety of municipalities and issue types -- such as hospital, power and housing bonds. This diversification, along with our bias toward the highest-quality issues, can offer a measure of protection to our shareholders.

OUR OUTLOOK FOR THE MARKETS

    To this point in our letter, we have focused on the past: the direction of the equity and fixed-income markets during the last 12 months and the performance of our five mutual funds. But investing is about looking to the future, and to that end, we have some definite ideas about the year to come.

    To put it simply, we believe the stock market is generally overvalued. The last three years -- indeed, the last 16 years -- have been a tremendous period for equity investors. We are not pessimists, nor do we believe that a run-up in stock prices must always be followed by a sharp decline. However, by every historical measure, valuation levels are very high in many areas of the market, and we would be remiss if we didn't suggest that investors temper their expectations for near-term results.

    History has taught us that it's not reasonable to expect 20% or even 15% annual returns, year after year. While we don't anticipate a sudden market crash, neither would we be very surprised if the equity bubble were to burst.

*Income may be subject to Federal Alternative Minimum Tax.

    Having said that, we would like to remind you, as we remind ourselves every day, that we are not market timers, but long-term investors. As such, we will continue to search for value in what we believe is an overvalued market. Because it is our style to buy stocks that have lower expectations, we would expect our portfolios to suffer less during a market correction than funds that are filled with the large-cap, multinational companies that we feel are so vulnerable in our current environment.

    Valuation levels aside, a key determinant in the future direction of both the stock and bond markets is interest rates. Right now, we're neutral on interest rates. Two significant, ongoing economic situations are weighing on the minds of Alan Greenspan and his colleagues at the Federal Reserve. First is the Asian crisis, which is hurting U.S. exports, dampening the earnings growth of many American companies and keeping economic growth in check. Second is the fact that unemployment in this country has fallen sharply and threatens to push up the cost of wages employers must pay to attract and retain workers. So we have two offsetting factors: the impact of Asia, which is restraining earnings, and rising wages, which could ignite a broader inflationary environment. At least for the short term, we believe the Fed will take no action on interest rates. However, if Mr. Greenspan and company were to raise rates, the positive market trend we have enjoyed may reverse.

LOOKING AHEAD

    Finally, we would like to announce that in June, we will introduce the Centura Money Market Fund.* Investing in short-term debt issued by the U.S. Government and corporations with the highest grades of creditworthiness, the fund will provide investors with an attractive place to "park" excess cash while earning a competitive rate of interest. Shareholders can also use the fund when switching among our other portfolios.**

    We thank you for your continued support and look forward to serving all your investments needs.

Sincerely,

     [FRANK G. JOLLEY SIGNATURE]

Frank G. Jolley, CFA
Chief Investment Officer
Centura Bank/Trust Investments

 *An investment in the fund is neither insured nor guaranteed by the U.S.
  Government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

**For more complete information about the Centura Money Market Fund including charges and expenses, obtain a prospectus from Centura Funds, Inc., P.O. Box 182485, Columbus, Ohio 43218-2485; or call 1-800-44CENTURA (1-800-442-3688).
  Read it carefully before you invest or send money.

                               EQUITY GROWTH FUND

A $10,000 investment in the Equity Growth Fund, Class A, with a maximum sales load of 4.50%, made on the inception date would have increased to $36,448. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 19.30%, reflecting the sales load. Without the sales load, the return would have been 20.04%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                CLASS A    S&P 500   LIPPER GROWTH AVERAGE
12/90                             $9,550    $10,000                 $10,000
12/91                             12,503     13,055                  13,748
12/92                             14,498     14,056                  14,915
12/93                             17,121     15,460                  16,563
12/94                             15,683     15,663                  16,267
12/95                             21,158     21,525                  21,324
12/96                             26,234     26,492                  25,521
12/97                             33,130     35,330                  31,962
4/98                              36,448     40,665                  36,530
Average Annual Total Return*      1 Year     5 Year         Since Inception
Class A (a)                       30.42%     18.58%                  19.30%
S&P 500                           41.07%     23.25%                  21.08%
Lipper Growth Average             39.13%     20.03%                  19.09%

A $10,000 investment in the Equity Growth Fund, Class B, made on the inception date would have increased to $36,252. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 19.21%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                CLASS B    S&P 500   LIPPER GROWTH AVERAGE
12/90                            $10,000    $10,000                 $10,000
12/91                             12,996     13,055                  13,748
12/92                             14,966     14,056                  14,915
12/93                             17,542     15,460                  16,563
12/94                             15,984     15,663                  16,267
12/95                             21,395     21,525                  21,324
12/96                             26,365     26,492                  25,521
12/97                             33,056     35,330                  31,962
4/98                              36,252     40,665                  36,530
Average Annual Total Return*      1 Year     5 Year         Since Inception
Class B (b)                       30.55%     18.75%                  19.21%
S&P 500                           41.07%     23.25%                  21.08%
Lipper Growth Average             39.13%     20.03%                  19.09%

A $10,000 investment in the Equity Growth Fund, Class C, made on the inception date would have increased to $38,701. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 20.28%.

The Lipper Growth Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                CLASS C    S&P 500   LIPPER GROWTH AVERAGE
12/90                            $10,000    $10,000                 $10,000
12/91                             13,096     13,055                  13,748
12/92                             15,235     14,056                  14,915
12/93                             18,035     15,460                  16,563
12/94                             16,546     15,663                  16,267
12/95                             22,337     21,525                  21,324
12/96                             27,776     26,492                  25,521
12/97                             35,176     35,330                  31,962
4/98                              38,701     40,665                  36,530
Average Annual Total Return*      1 Year     5 Year         Since Inception
Class C                           36.89%     19.90%                  20.28%
S&P 500                           41.07%     23.25%                  21.08%
Lipper Growth Average             39.13%     20.03%                  19.09%

 (a) Returns reflect maximum sales load of 4.50%. Without the sales load, the returns would have been 36.55%, 19.67% and 20.04% for the one year, five year and since inception returns, respectively.
 (b) Returns reflect the appropriate contingent deferred sales charges (maximum deferred sales load is 5.00%). Without such charges, the returns would have been 35.55%, 18.85% and 19.21% for the one year, five year and since inception returns, respectively.
  * The inception date for performance purposes is December 31, 1990. The quoted performance of the Centura Equity Growth Fund includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The Commingled Accounts were operated using substantially the same investment objective, policies and techniques of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.25%, 2.00% and 1.00% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

Past performance is no guarantee. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

                               EQUITY INCOME FUND

A $10,000 investment in the Equity Income Fund, Class A, with a maximum sales load of 4.50%, made on the inception date would have increased to $29,700. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 16.01%, reflecting the sales load. Without the sales load, the return would have been 16.74%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                CLASS A   LIPPER EQUITY INCOME AVERAGE       S&P 500
12/90                             $9,550                        $10,000           $10,000
12/91                             11,382                         12,701            13,055
12/92                             12,596                         14,009            14,056
12/93                             14,284                         16,007            15,460
12/94                             13,872                         15,719            15,663
12/95                             18,339                         20,519            21,525
12/96                             22,133                         24,459            26,492
12/97                             28,278                         31,119            35,330
4/98                              29,700                         34,300            40,665
Average Annual Total Return       1 Year                         5 Year   Since Inception
Class A (a)                       24.54%                         16.41%            16.01%
Lipper Equity Income Average      34.07%                         18.33%            18.15%
S&P 500                           41.07%                         23.25%            21.08%

A $10,000 investment in the Equity Income Fund, Class B, made on the inception date would have increased to $29,387. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 15.85%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                CLASS B   LIPPER EQUITY INCOME AVERAGE       S&P 500
12/90                            $10,000                        $10,000           $10,000
12/91                             11,814                         12,701            13,055
12/92                             12,990                         14,009            14,056
12/93                             14,598                         16,007            15,460
12/94                             14,083                         15,719            15,663
12/95                             18,474                         20,519            21,525
12/96                             22,127                         24,459            26,492
12/97                             28,046                         31,119            35,330
4/98                              29,387                         34,300            40,665
Average Annual Total Return*      1 Year                         5 Year   Since Inception
Class B (b)                       24.39%                         16.47%            15.85%
Lipper Equity Income Average      34.07%                         18.33%            18.15%
S&P 500                           41.07%                         23.25%            21.08%

A $10,000 investment in the Equity Income Fund, Class C, made on the inception date would have increased to $31,579. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 16.99%.

The Lipper Equity Income Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                CLASS C   LIPPER EQUITY INCOME AVERAGE       S&P 500
12/90                            $10,000                        $10,000           $10,000
12/91                             11,943                         12,701            13,055
12/92                             13,253                         14,009            14,056
12/93                             15,044                         16,007            15,460
12/94                             14,651                         15,719            15,663
12/95                             19,410                         20,519            21,525
12/96                             23,474                         24,459            26,492
12/97                             30,049                         31,119            35,330
4/98                              31,579                         34,300            40,665
Average Annual Total Return*      1 Year                         5 Year   Since Inception
Class C                           30.72%                         17.71%            16.99%
Lipper Equity Income Average      34.07%                         18.33%            18.15%
S&P 500                           41.07%                         23.25%            21.08%

 (a) Returns reflect maximum sales load of 4.50%. Without the sales load, the returns would have been 30.36%, 17.47% and 16.74% for the one year, five year and since inception returns, respectively.
 (b) Returns reflect the appropriate contingent deferred sales charges (maximum deferred sales load is 5.00%). Without such charges, the returns would have been 29.39%, 16.58% and 15.85% for the one year, five year and since inception returns, respectively.
  * The inception date for performance purposes is December 31, 1990. The quoted performance of the Centura Equity Income Fund includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The Commingled Accounts were operated using substantially the same investment objective, policies and techniques of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.00%, 1.75% and 0.75% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

Past performance is no guarantee. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

                             SOUTHEAST EQUITY FUND

A $10,000 investment in the Southeast Equity Fund, Class A, with a maximum sales load of 4.50%, made on the inception date would have increased to $45,928. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 23.12%, reflecting the sales load. Without the sales load, the return would have been 23.91%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            RUSSELL 2000  LIPPER SMALL CAP FUNDS AVERAGE
                                  CLASS A      INDEX
12/90                               $9,550       $10,000                          $10,000
12/91                               13,925        14,605                           15,154
12/92                               17,041        17,294                           17,198
12/93                               20,472        20,564                           20,213
12/94                               20,101        20,189                           20,102
12/95                               24,361        25,931                           26,551
12/96                               30,022        30,208                           31,869
12/97                               39,573        36,963                           38,472
4/98                                45,928        40,906                           43,042
                                                                                    Since
Average Annual Total Return*        1 Year        5 Year                        Inception
Class A (a)                         54.12%        19.52%                           23.12%
Russell 2000 Index                  42.40%        18.45%                           21.18%
Lipper Small Cap Funds Average      45.62%        19.45%                           21.10%

A $10,000 investment in the Southeast Equity Fund, Class B, made on the inception date would have increased to $45,573. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 22.99%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            RUSSELL 2000  LIPPER SMALL CAP FUNDS AVERAGE
                                  CLASS B      INDEX
12/90                              $10,000       $10,000                          $10,000
12/91                               14,486        14,605                           15,154
12/92                               17,571        17,294                           17,198
12/93                               20,971        20,564                           20,213
12/94                               20,457        20,189                           20,102
12/95                               24,600        25,931                           26,551
12/96                               30,086        30,208                           31,869
12/97                               39,364        36,963                           38,472
4/98                                45,573        40,906                           43,042
                                                                                    Since
Average Annual Total Return*        1 Year        5 Year                        Inception
Class B (b)                         55.15%        19.61%                           22.99%
Russell 2000 Index                  42.40%        18.45%                           21.18%
Lipper Small Cap Funds Average      45.62%        19.45%                           21.10%

A $10,000 investment in the Southeast Equity Fund, Class C, made on the inception date would have increased to $48,930. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 24.19%.

The Lipper Small-Cap Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category.
The Russell 2000 Index is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of small- to mid-sized companies.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            RUSSELL 2000  LIPPER SMALL CAP FUNDS AVERAGE
                                  CLASS C      INDEX
12/90                              $10,000       $10,000                          $10,000
12/91                               14,620        14,605                           15,154
12/92                               17,903        17,294                           17,198
12/93                               21,581        20,564                           20,213
12/94                               21,246        20,189                           20,102
12/95                               25,805        25,931                           26,551
12/96                               31,884        30,208                           31,869
12/97                               42,119        36,963                           38,472
4/98                                48,930        40,906                           43,042
                                                                                    Since
Average Annual Total Return*        1 Year        5 Year                        Inception
Class C                             61.63%        20.91%                           24.19%
Russell 2000 Index                  42.40%        18.45%                           21.18%
Lipper Small Cap Funds Average      45.62%        19.45%                           21.10%

 (a) Returns reflect maximum sales load of 4.50%. Without the sales load, the returns would have been 61.40%, 20.64% and 23.91% for the one year, five year and since inception returns, respectively.
 (b) Returns reflect the appropriate contingent deferred sales charges (maximum deferred sales load is 5.00%). Without such charges, the returns would have been 60.15%, 19.70% and 22.99% for the one year, five year and since inception returns, respectively.
  * The inception date for performance purposes is December 31, 1990. The quoted performance of the Centura Southeast Equity Fund includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on May 2, 1997. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The Commingled Accounts were operated using substantially the same investment objective, policies and techniques of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.50%, 2.25% and 1.25% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

Past performance is no guarantee. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

                         FEDERAL SECURITIES INCOME FUND

A $10,000 investment in the Federal Securities Income Fund, Class A, with a maximum sales load of 2.75%, made on the inception date would have increased to $15,183. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 5.86%, reflecting the sales load. Without the sales load, the return would have been 6.27%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              LEHMAN BROTHERS       LIPPER SHORT-INTERMEDIATE
                                          INTERMEDIATE GOVERNMENT         US GOVERNMENT
                                CLASS A          BOND INDEX                  AVERAGE
12/90                             $9,725                   $10,000                    $10,000
12/91                             10,839                    11,411                     11,299
12/92                             11,462                    12,202                     11,972
12/93                             12,228                    13,199                     12,815
12/94                             12,006                    12,968                     12,497
12/95                             13,591                    14,836                     14,072
12/96                             13,930                    15,439                     14,567
12/97                             14,915                    16,631                     15,548
4/98                              15,183                    16,963                     15,812
Average Annual Total Return*      1 Year                    5 Year            Since Inception
Class A(a)                         5.25%                     4.40%                      5.86%
Lehman Brothers Intermediate
Government Bond Index              8.68%                     5.87%                      7.47%
Lipper Short-Intermeditate
US Government Average              7.36%                     5.01%                      6.61%

A $10,000 investment in the Federal Securities Income Fund, Class B, made on the inception date would have increased to $14,830. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 5.52%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              LEHMAN BROTHERS       LIPPER SHORT-INTERMEDIATE
                                          INTERMEDIATE GOVERNMENT         US GOVERNMENT
                                CLASS B          BOND INDEX                  AVERAGE
12/90                            $10,000                   $10,000                    $10,000
12/91                             11,057                    11,411                     11,299
12/92                             11,609                    12,202                     11,972
12/93                             12,293                    13,199                     12,815
12/94                             11,984                    12,968                     12,497
12/95                             13,464                    14,836                     14,072
12/96                             13,709                    15,439                     14,567
12/97                             14,591                    16,631                     15,548
4/98                              14,830                    16,963                     15,812
Average Annual Total Return*      1 Year                    5 Year            Since Inception
Class B(b)                         4.58%                     4.11%                      5.52%
Lehman Brothers Intermediate
Government Bond Index              8.68%                     5.87%                      7.47%
Lipper Short-Intermeditate
US Government Average              7.36%                     5.01%                      6.61%

A $10,000 investment in the Federal Securities Income Fund, Class C, made on the inception date would have increased to $15,885. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 6.52%.

The Lipper Short-Intermediate U.S. Government Fund Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category.
The Lehman Brothers Intermediate Government Bond Index is an unmanaged index generally representative of the government bond market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              LEHMAN BROTHERS       LIPPER SHORT-INTERMEDIATE
                                          INTERMEDIATE GOVERNMENT         US GOVERNMENT
                                CLASS C          BOND INDEX                  AVERAGE
12/90                            $10,000                   $10,000                    $10,000
12/91                             11,154                    11,411                     11,299
12/92                             11,836                    12,202                     11,972
12/93                             12,655                    13,199                     12,815
12/94                             12,457                    12,968                     12,497
12/95                             14,137                    14,836                     14,072
12/96                             14,540                    15,439                     14,567
12/97                             15,592                    16,631                     15,548
4/98                              15,885                    16,963                     15,812
Average Annual Total Return*      1 Year                    5 Year            Since Inception
Class C                            8.48%                     5.26%                      6.52%
Lehman Brothers Intermediate
Government Bond Index              8.68%                     5.87%                      7.47%
Lipper Short-Intermeditate
US Government Average              7.36%                     5.01%                      6.61%

 (a) Returns reflect maximum sales load of 2.75%. Without the sales load, the returns would have been 8.21%, 4.99% and 6.27% for the one year, five year and since inception returns, respectively.
 (b) Returns reflect the appropriate contingent deferred sales charges (maximum deferred sales load is 3.00%). Without such charges, the returns would have been 7.58%, 4.28% and 5.52% for the one year, five year and since inception returns, respectively.
  * The inception date for performance purposes is December 31, 1990. The quoted performance of the Centura Federal Securities Fund includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The Commingled Accounts were operated using substantially the same investment objective, policies and techniques of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, its performance has been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 0.94%, 1.69% and 0.69% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

Past performance is no guarantee. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

                       NORTH CAROLINA TAX-FREE BOND FUND

A $10,000 investment in the North Carolina Tax-Free Bond Fund, Class A, with a maximum sales load of 2.75%, made on the inception date would have increased to $14,002. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 4.76%, reflecting the sales load. Without the sales load, the return would have been 5.16%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                                             LIPPER STATE
                                                           LEHMAN BROTHERS        LEHMAN BROTHERS            INTERMEDIATE
                                              CLASS A   MUNICIPAL BOND INDEX   5-YEAR MUNICIPAL INDEX     MUNICIPAL AVERAGE
1/91                                             9,725                $10,000                 $10,000                   $10,000
12/91                                           10,327                 11,167                  10,986                    10,876
12/92                                           10,871                 12,152                  11,823                    11,690
12/93                                           11,734                 13,645                  12,856                    12,882
12/94                                           11,249                 12,939                  12,692                    12,377
12/95                                           12,626                 15,198                  14,169                    13,976
12/96                                           12,944                 15,872                  14,770                    14,447
12/97                                           13,982                 17,330                  15,712                    15,439
4/98                                            14,002                 17,451                  15,828                    15,481
Average Annual Total Return*                    1 Year                 5 Year         Since Inception
Class A (a)                                      4.68%                  4.08%                   4.76%
Lehman Brothers Municipal Bond Index             9.30%                  6.51%                   7.95%
Lehman Brothers 5-Year Municipal Bond Index      6.74%                  5.34%                   6.54%
Lipper State Intermediate Municipal Average      6.84%                  4.97%                   6.20%

A $10,000 investment in the North Carolina Tax-Free Bond Fund, Class B, made on the inception date would have increased to $13,736. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 4.48%, reflecting the sales load.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                                             LIPPER STATE
                                                           LEHMAN BROTHERS        LEHMAN BROTHERS            INTERMEDIATE
                                              CLASS B   MUNICIPAL BOND INDEX   5-YEAR MUNICIPAL INDEX     MUNICIPAL AVERAGE
1/91                                           $10,000                $10,000                 $10,000                   $10,000
12/91                                           10,548                 11,167                  10,986                    10,876
12/92                                           11,027                 12,152                  11,823                    11,690
12/93                                           11,838                 13,645                  12,856                    12,882
12/94                                           11,268                 12,939                  12,692                    12,377
12/95                                           12,553                 15,198                  14,169                    13,976
12/96                                           12,772                 15,872                  14,770                    14,447
12/97                                           13,729                 17,330                  15,712                    15,439
4/98                                            13,736                 17,451                  15,828                    15,481
Average Annual Total Return*                    1 Year                 5 Year         Since Inception
Class B (b)                                      4.09%                  3.83%                   4.48%
Lehman Brothers Municipal Bond Index             9.30%                  6.51%                   7.95%
Lehman Brothers 5-Year Municipal Bond Index      6.74%                  5.34%                   6.54%
Lipper State Intermediate Municipal Average      6.84%                  4.97%                   6.20%

A $10,000 investment in the North Carolina Tax-Free Bond Fund, Class C, made on the inception date would have increased to $14,662. The graph on the right shows how this compares to our benchmark over the same period. Average annualized total return for the life of the Fund was 5.42%.

The Lehman Brothers Municipal Bond Index and 5-year Municipal Index are unmanaged indexes generally representative of the municipal bond market.
The Lipper State Intermediate Municipal Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into this category.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                                             LIPPER STATE
                                                           LEHMAN BROTHERS        LEHMAN BROTHERS            INTERMEDIATE
                                              CLASS C   MUNICIPAL BOND INDEX   5-YEAR MUNICIPAL INDEX     MUNICIPAL AVERAGE
1/91                                           $10,000                $10,000                 $10,000                   $10,000
12/91                                           10,635                 11,167                  10,986                    10,876
12/92                                           11,223                 12,152                  11,823                    11,690
12/93                                           12,153                 13,645                  12,856                    12,882
12/94                                           11,685                 12,939                  12,692                    12,377
12/95                                           13,148                 15,198                  14,169                    13,976
12/96                                           13,513                 15,872                  14,770                    14,447
12/97                                           14,634                 17,330                  15,712                    15,439
4/98                                            14,662                 17,451                  15,828                    15,481
Average Annual Total Return*                    1 Year                 5 Year         Since Inception
Class C                                          7.89%                  4.93%                   5.42%
Lehman Brothers Municipal Bond Index             9.30%                  6.51%                   7.95%
Lehman Brothers 5-Year Municipal Bond Index      6.74%                  5.34%                   6.54%
Lipper State Intermediate Municipal Average      6.84%                  4.97%                   6.20%

 (a) Returns reflect maximum sales load of 2.75%. Without the sales load, the returns would have been 7.61%, 4.67%, and 5.16% for the one year, five year and since inception returns, respectively.
 (b) Returns reflect the appropriate contingent deferred sales charges (maximum deferred sales load is 3.00%). Without such charges, the returns would have been 7.09%, 4.00% and 4.48% for the one year, five year and since inception returns, respectively.
  * The inception date for performance purposes is January 31, 1991. The quoted performance of the Centura North Carolina Tax-Free Fund includes performance of certain collective trust funds ("Commingled Accounts") advised by Centura Bank prior to the establishment of the Fund on June 1, 1994. On that date, the assets of the Commingled Accounts were transferred to the Fund in connection with its commencement of operations. The Commingled Accounts were operated using substantially the same investment objective, policies and techniques of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts' performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, its performance had been adjusted to reflect the Fund's estimated expenses at the time of its inception, which were 1.04%, 1.79% and 0.79% of average daily net assets for Class A, Class B and Class C, respectively. The performance information for the period subsequent to the Fund's inception also assumes reinvestment of all net investment income and realized capital gains and takes into account actual expenses of the appropriate share class.

Past performance is no guarantee. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods. Without the waiver of fees, returns would have been lower.

CENTURA FUNDS, INC.
EQUITY GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 1998

                                                 SECURITY                                         MARKET
  SHARES                                       DESCRIPTION                                         VALUE
-----------  --------------------------------------------------------------------------------  -------------
             COMMON STOCKS -- 96.6%
             AEROSPACE/DEFENSE -- 1.7%
     70,000  Boeing Co. .....................................................................  $   3,504,375
                                                                                               -------------
             BANKING & FINANCIAL SERVICES -- 5.6%
     45,000  American Express Co. ...........................................................      4,590,000
     63,800  First American Corp. ...........................................................      3,146,138
     56,000  Mellon Bank Corp. ..............................................................      4,032,000
                                                                                               -------------
                                                                                                  11,768,138
                                                                                               -------------
             BUSINESS EQUIPMENT & SERVICES -- 2.6%
    275,000  Rollins, Inc. ..................................................................      5,482,813
                                                                                               -------------
             CHEMICALS -- 6.6%
    138,600  Cabot Corp. ....................................................................      4,980,938
     70,000  Monsanto Co. ...................................................................      3,701,250
     40,000  Potash Corp. of Saskatchewan, Inc. .............................................      3,572,500
     73,200  Schulman, Inc. .................................................................      1,637,850
                                                                                               -------------
                                                                                                  13,892,538
                                                                                               -------------
             COMPUTER EQUIPMENT -- 1.3%
     37,500  Cisco Systems, Inc. (b) ........................................................      2,746,875
                                                                                               -------------
             CONSUMER GOODS AND SERVICES -- 6.7%
    189,000  Archer-Daniels-Midland Co. .....................................................      4,063,500
     90,000  Briggs & Stratton Corp. ........................................................      4,072,500
     44,900  Dow Jones & Co., Inc. ..........................................................      2,186,069
    110,000  Millipore Corp. ................................................................      3,795,000
                                                                                               -------------
                                                                                                  14,117,069
                                                                                               -------------
             DIVERSIFIED OPERATIONS -- 4.4%
     56,300  Corning, Inc. ..................................................................      2,252,000
    100,000  Seagram Co., Ltd ...............................................................      4,268,750
     55,600  Varian Associates, Inc. ........................................................      2,720,925
                                                                                               -------------
                                                                                                   9,241,675
                                                                                               -------------
             ELECTRICAL & ELECTRONICS -- 3.9%
     74,000  AMP, Inc. ......................................................................      2,909,125
     63,000  General Electric Co. ...........................................................      5,362,875
                                                                                               -------------
                                                                                                   8,272,000
                                                                                               -------------
             ELECTRONIC COMPONENTS/INSTRUMENTS -- 0.8%
     84,000  AVX Corp. ......................................................................      1,727,250
                                                                                               -------------
             ENERGY -- 6.8%
     80,000  Amoco Corp. ....................................................................      3,540,000
    110,000  Dresser Industries, Inc. .......................................................      5,816,250
    140,000  Tosco Corp. ....................................................................      4,987,500
                                                                                               -------------
                                                                                                  14,343,750
                                                                                               -------------

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
EQUITY GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- (CONTINUED)
APRIL 30, 1998

                                                 SECURITY                                         MARKET
  SHARES                                       DESCRIPTION                                         VALUE
-----------  --------------------------------------------------------------------------------  -------------
             COMMON STOCKS -- (CONTINUED)
             FOOD AND BEVERAGES -- 7.3%
     80,900  Albertson's, Inc. ..............................................................  $   4,045,000
    150,000  IBP, Inc. ......................................................................      3,093,750
    100,000  PepsiCo, Inc. ..................................................................      3,968,750
    237,000  Whitman Corp. ..................................................................      4,636,312
                                                                                               -------------
                                                                                                  15,743,812
                                                                                               -------------
             HEALTH CARE -- 12.9%
    126,000  Allegiance Corp. ...............................................................      5,748,749
     54,300  Amgen, Inc. (b) ................................................................      3,237,638
     40,000  Bristol Myers Squibb Co. .......................................................      4,235,000
     47,100  Genentech, Inc. (b) ............................................................      3,261,675
     64,900  R.P. Scherer Corp. (b) .........................................................      4,737,699
    125,000  Trigon Healthcare, Inc. (b) ....................................................      3,796,875
     91,500  Vencor, Inc. (b) ...............................................................      2,481,938
                                                                                               -------------
                                                                                                  27,499,574
                                                                                               -------------
             HOUSEHOLD PRODUCTS -- 4.5%
    158,400  Dial Corp. .....................................................................      3,861,000
     71,500  Rubbermaid, Inc. ...............................................................      2,046,688
    100,000  Sherwin-Williams Co. ...........................................................      3,562,500
                                                                                               -------------
                                                                                                   9,470,188
                                                                                               -------------
             INSURANCE -- 8.4%
      5,400  Allegheny Corp. (b) ............................................................      1,863,000
     20,000  General Re Corp. ...............................................................      4,471,250
    105,000  Jefferson-Pilot Corp. ..........................................................      6,162,187
    140,000  Provident Companies, Inc. ......................................................      5,468,750
                                                                                               -------------
                                                                                                  17,965,187
                                                                                               -------------
             LEISURE -- 1.5%
    100,000  Brunswick Corp. ................................................................      3,250,000
                                                                                               -------------
             MACHINERY & EQUIPMENT -- 1.4%
     65,000  A.O. Smith Corp. ...............................................................      2,933,125
                                                                                               -------------
             MEDIA -- 1.2%
     52,650  Media General, Inc., Class A ...................................................      2,500,875
                                                                                               -------------
             RETAIL -- 2.4%
    100,000  Wal-Mart Stores, Inc. ..........................................................      5,056,250
                                                                                               -------------
             TECHNOLOGY -- 6.5%
     76,950  Computer Science Corp. .........................................................      4,059,113
     34,000  Intel Corp. ....................................................................      2,747,625
     40,000  International Business Machines Corp. ..........................................      4,634,999
    125,800  Western Digital Corp. (b) ......................................................      2,353,693
                                                                                               -------------
                                                                                                  13,795,430
                                                                                               -------------

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
EQUITY GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- (CONTINUED)
APRIL 30, 1998

                                                 SECURITY                                         MARKET
  SHARES                                       DESCRIPTION                                         VALUE
-----------  --------------------------------------------------------------------------------  -------------
             COMMON STOCKS -- (CONTINUED)
             TELECOMMUNICATIONS -- 6.0%
     61,300  AT&T Corp. .....................................................................  $   3,681,831
     97,000  BCE, Inc. ......................................................................      4,128,563
     61,800  Comsat Corp ....................................................................      2,495,175
     45,000  Motorola, Inc. .................................................................      2,503,125
                                                                                               -------------
                                                                                                  12,808,694
                                                                                               -------------
             TEXTILES & TOOLS -- 4.1%
     83,800  Kennametal, Inc. ...............................................................      4,467,588
    110,500  Unifi, Inc. ....................................................................      4,233,531
                                                                                               -------------
                                                                                                   8,701,119
                                                                                               -------------
             TOTAL COMMON STOCKS (COST $145,824,567) ........................................    204,820,737
                                                                                               -------------
             INVESTMENT COMPANIES -- 3.4%
  3,561,794  Goldman Financial Square Prime Money Market Fund ...............................      3,561,794
  3,630,640  Temporary Investment Fund ......................................................      3,630,639
                                                                                               -------------
             TOTAL INVESTMENT COMPANIES (COST $7,192,433) ...................................      7,192,433
                                                                                               -------------
             TOTAL INVESTMENTS (COST $153,017,000) (a) -- 100.0% ............................    212,013,170
             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0% ..................................          5,822
                                                                                               -------------
             TOTAL NET ASSETS -- 100.0% .....................................................   $212,018,992
                                                                                               -------------
                                                                                               -------------

-------------

Percentages indicated are based on net assets of $212,018,992.

(a) Represents cost for financial reporting purposes and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.............................................    $60,996,768
Unrealized depreciation.............................................     (2,000,598)
                                                                      -------------
Net unrealized appreciation.........................................    $58,996,170
                                                                      -------------
                                                                      -------------

(b) Represents non-income producing securities.

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
EQUITY INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 1998

                                                SECURITY                                          MARKET
SHARES                                        DESCRIPTION                                         VALUE
---------  ----------------------------------------------------------------------------------  ------------
           COMMON STOCKS -- 90.6%
           AEROSPACE/DEFENSE -- 1.5%
   20,000  Boeing Co. .......................................................................  $  1,001,250
                                                                                               ------------
           AUTOMOBILES & TRUCKS -- 2.0%
   20,000  General Motors Corp. .............................................................     1,347,500
                                                                                               ------------
           BANKING & FINANCIAL SERVICES -- 8.5%
   13,500  CCB Financial Corp. ..............................................................     1,468,125
   24,000  Mellon Bank Corp. ................................................................     1,728,000
   50,000  United Asset Management Corp. ....................................................     1,325,000
   16,000  Wachovia Corp. ...................................................................     1,359,000
                                                                                               ------------
                                                                                                  5,880,125
                                                                                               ------------
           BUSINESS EQUIPMENT & SERVICES -- 2.9%
  100,000  Rollins, Inc. ....................................................................     1,993,750
                                                                                               ------------
           CHEMICALS -- 6.6%
   20,000  Betzdearborn, Inc. ...............................................................     1,072,500
   18,000  E.I. du Pont de Nemours & Co. ....................................................     1,310,625
   30,000  Lubrizol Corp. ...................................................................     1,106,250
   12,000  Potash Corp. of Saskatchewan, Inc. ...............................................     1,071,750
                                                                                               ------------
                                                                                                  4,561,125
                                                                                               ------------
           CONSUMER GOODS AND SERVICES -- 7.7%
   33,200  Bassett Furniture Industries, Inc. ...............................................     1,037,500
   30,000  Briggs & Stratton Corp. ..........................................................     1,357,500
   14,700  Dow Jones & Co., Inc. ............................................................       715,706
   35,000  Mattel, Inc. .....................................................................     1,340,938
   30,000  Tupperware Corp. .................................................................       811,875
                                                                                               ------------
                                                                                                  5,263,519
                                                                                               ------------
           ELECTRICAL & ELECTRONICS -- 4.0%
   26,000  AMP, Inc. ........................................................................     1,022,125
   20,000  General Electric Co. .............................................................     1,702,500
                                                                                               ------------
                                                                                                  2,724,625
                                                                                               ------------
           ENERGY -- 8.7%
   32,000  Amoco Corp. ......................................................................     1,416,000
   31,000  Royal Dutch Petroleum Co. ........................................................     1,753,437
   21,000  Schlumberger Ltd. ................................................................     1,740,375
   25,000  Sonat, Inc. ......................................................................     1,109,375
                                                                                               ------------
                                                                                                  6,019,187
                                                                                               ------------

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
EQUITY INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- (CONTINUED)
APRIL 30, 1998

                                                SECURITY                                          MARKET
SHARES                                        DESCRIPTION                                         VALUE
---------  ----------------------------------------------------------------------------------  ------------
           COMMON STOCKS -- (CONTINUED)
           FOOD AND BEVERAGES -- 6.5%
   30,000  Anheuser Busch Co., Inc. .........................................................  $  1,374,375
   70,000  J.M. Smucker Co. .................................................................     1,688,750
   66,200  Lance, Inc. ......................................................................     1,423,300
                                                                                               ------------
                                                                                                  4,486,425
                                                                                               ------------
           HEALTH CARE -- 8.5%
   20,000  Abbott Laboratories ..............................................................     1,462,500
   15,000  American Home Products Corp. .....................................................     1,396,875
   34,000  Glaxo Holdings, ADR ..............................................................     1,923,124
   19,000  Smithkline Beecham PLC, ADR ......................................................     1,131,688
                                                                                               ------------
                                                                                                  5,914,187
                                                                                               ------------
           INSURANCE -- 2.7%
   31,500  Jefferson-Pilot Corp. ............................................................     1,848,656
                                                                                               ------------
           METALS -- 3.3%
   18,000  Aluminum Company of America ......................................................     1,395,000
   50,000  Worthington Industries, Inc. .....................................................       898,438
                                                                                               ------------
                                                                                                  2,293,438
                                                                                               ------------
           PUBLISHING & PRINTING -- 2.0%
   50,000  Readers Digest Assoc., Inc., Class A .............................................     1,343,750
                                                                                               ------------
           RAILROADS -- 1.5%
   30,000  Norfolk Southern Corp. ...........................................................     1,003,125
                                                                                               ------------
           REAL ESTATE INVESTMENT TRUST -- 2.2%
   44,700  Highwoods Properties, Inc. .......................................................     1,519,800
                                                                                               ------------
           RETAIL -- 4.6%
  110,000  Ingles Markets, Inc., Class A ....................................................     1,375,000
   25,000  J.C. Penney, Inc. ................................................................     1,776,563
                                                                                               ------------
                                                                                                  3,151,563
                                                                                               ------------
           TECHNOLOGY -- 2.5%
   15,000  International Business Machines Corp. ............................................     1,738,125
                                                                                               ------------
           TELECOMMUNICATIONS -- 6.8%
   25,200  AT&T Corp. .......................................................................     1,513,575
   34,300  BCE, Inc. ........................................................................     1,459,894
   26,000  Bellsouth Corp. ..................................................................     1,668,875
                                                                                               ------------
                                                                                                  4,642,344
                                                                                               ------------

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
EQUITY INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- (CONTINUED)
APRIL 30, 1998

                                                SECURITY                                          MARKET
SHARES                                        DESCRIPTION                                         VALUE
---------  ----------------------------------------------------------------------------------  ------------
           COMMON STOCKS -- (CONTINUED)
           UTILITIES -- 8.1%
   20,000  GTE Corp. ........................................................................  $  1,168,750
   16,000  Piedmont Natural Gas Co., Inc. ...................................................       545,000
   55,000  Southern Co. .....................................................................     1,457,500
   40,000  UGI Corp. ........................................................................     1,110,000
   40,000  Williams Cos., Inc. ..............................................................     1,265,000
                                                                                               ------------
                                                                                                  5,546,250
                                                                                               ------------
           TOTAL COMMON STOCKS (COST $44,079,336) ...........................................    62,278,744
                                                                                               ------------
           PREFERRED STOCKS -- 4.3%
           COMPUTER SOFTWARE -- 2.4%
   18,000  Microsoft Corp., Convertible .....................................................     1,676,250
                                                                                               ------------
           FOOD AND BEVERAGES -- 1.9%
   27,000  Chiquita Brands, Convertible .....................................................     1,282,500
                                                                                               ------------
           TOTAL PREFERRED STOCKS (COST $2,747,723) .........................................     2,958,750
                                                                                               ------------
           INVESTMENT COMPANIES -- 3.4%
1,166,646  Goldman Financial Square Prime Money Market Fund .................................     1,166,646
1,185,104  Temporary Investment Fund ........................................................     1,185,104
                                                                                               ------------
           TOTAL INVESTMENT COMPANIES (COST $2,351,750) .....................................     2,351,750
                                                                                               ------------
           TOTAL INVESTMENTS (COST $49,178,808) (a) -- 98.3% ................................    67,589,244
           OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.7% ....................................     1,136,196
                                                                                               ------------
           TOTAL NET ASSETS -- 100.0% .......................................................  $ 68,725,440
                                                                                               ------------
                                                                                               ------------

-------------

Percentages indicated are based on net assets of $68,725,440.

(a) Represent cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $26,552. Cost for federal tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.............................................  $  19,315,153
Unrealized depreciation.............................................       (878,165)
                                                                      -------------
Net unrealized appreciation.........................................  $  18,436,988
                                                                      -------------
                                                                      -------------

ADR -- American Depositary Receipt
PLC -- Public Liability Company

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
SOUTHEAST EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 1998

                                                 SECURITY                                           MARKET
SHARES                                         DESCRIPTION                                          VALUE
---------  ------------------------------------------------------------------------------------  ------------
           COMMON STOCKS -- 96.6%
           AEROSPACE/DEFENSE -- 0.9%
   12,500  Nichols Research Corp. (b) .........................................................  $    339,063
                                                                                                 ------------
           AIRLINES -- 1.5%
   16,000  Atlantic Southeast Airlines, Inc. ..................................................       608,000
                                                                                                 ------------
           BANKING & FINANCIAL SERVICES -- 8.2%
   25,000  Carolina First Corp. ...............................................................       725,000
    9,400  CCB Financial Corp. ................................................................     1,022,249
   27,000  Cenit Bancorp, Inc. ................................................................       735,750
   17,250  First Liberty Financial Corp. ......................................................       435,563
   12,000  Premier Bancshares, Inc. ...........................................................       308,250
                                                                                                 ------------
                                                                                                    3,226,812
                                                                                                 ------------
           BUSINESS EQUIPMENT & SERVICES -- 1.5%
   30,000  Rollins, Inc. ......................................................................       598,125
                                                                                                 ------------
           COMMERCIAL SERVICES -- 2.1%
   60,000  Aviall, Inc. (b) ...................................................................       840,000
                                                                                                 ------------
           COMPUTER SOFTWARE -- 2.5%
   72,500  Broadway & Seymour, Inc. (b) .......................................................       507,500
   20,000  Datastream Systems, Inc. (b) .......................................................       460,000
                                                                                                 ------------
                                                                                                      967,500
                                                                                                 ------------
           ELECTRONIC COMPONENTS/INSTRUMENTS -- 13.2%
   17,000  AVX Corp. ..........................................................................       349,563
   25,300  Benchmark Electronics, Inc. (b) ....................................................       567,669
   16,000  C & D Technologies, Inc. ...........................................................       883,999
   10,000  Dallas Semi-Conductors .............................................................       385,625
   15,000  Dupont Photomask, Inc. (b) .........................................................       813,749
   10,000  General Cable ......................................................................       453,125
   15,000  Jabil Circuit, Inc. (b) ............................................................       526,875
   13,000  Photronics, Inc. (b) ...............................................................       479,375
   20,500  World Access, Inc. (b) .............................................................       791,813
                                                                                                 ------------
                                                                                                    5,251,793
                                                                                                 ------------
           ENERGY -- 2.5%
   18,000  Forcenergy, Inc. (b) ...............................................................       415,125
   23,800  Pride International, Inc. (b) ......................................................       578,638
                                                                                                 ------------
                                                                                                      993,763
                                                                                                 ------------
           FOOD AND BEVERAGES -- 2.6%
   45,000  Goodmark Foods, Inc. ...............................................................     1,029,375
                                                                                                 ------------

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
SOUTHEAST EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- (CONTINUED)
APRIL 30, 1998

                                                 SECURITY                                           MARKET
SHARES                                         DESCRIPTION                                          VALUE
---------  ------------------------------------------------------------------------------------  ------------
           COMMON STOCKS -- (CONTINUED)
           FOREST PRODUCTS -- 2.9%
   27,000  Buckeye Technologies, Inc. (b) .....................................................  $    627,750
   18,000  Deltic Timber Corp. ................................................................       514,125
                                                                                                 ------------
                                                                                                    1,141,875
                                                                                                 ------------
           HEALTH CARE -- 12.5%
   30,000  Coventry Health Care, Inc. (b) .....................................................       508,125
   18,700  Maxxim Medical, Inc. (b) ...........................................................       488,538
   90,000  Omega Health Systems, Inc. (b) .....................................................       663,750
   40,000  Owens & Minor, Inc. Holding Co. ....................................................       712,500
   40,000  Pharmaceutical Product Development, Inc. (b) .......................................     1,002,499
   35,000  Phycor, Inc. (b) ...................................................................       796,250
   25,000  Trigon Healthcare, Inc. (b)  .......................................................       759,375
                                                                                                 ------------
                                                                                                    4,931,037
                                                                                                 ------------
           INSURANCE -- 8.1%
   30,000  American Heritage Life Insurance ...................................................       688,125
   25,000  FPIC Insurance Group, Inc. (b) .....................................................       862,500
   33,000  Highlands Insurance Group (b) ......................................................       895,125
   19,400  Provident Companies, Inc. ..........................................................       757,813
                                                                                                 ------------
                                                                                                    3,203,563
                                                                                                 ------------
           INVESTMENT COMPANY -- 1.6%
   25,000  Allied Capital Corp. ...............................................................       650,000
                                                                                                 ------------
           MEDIA -- 5.5%
   18,000  Cox Communications (b) .............................................................       803,250
   12,000  Media General, Inc., Class A .......................................................       570,000
   60,000  Paxson Communications Corp. (b) ....................................................       806,250
                                                                                                 ------------
                                                                                                    2,179,500
                                                                                                 ------------
           METALS -- 4.3%
   35,000  Commonwealth Industries, Inc. ......................................................       595,000
   11,000  Kaydon Corp. .......................................................................       481,938
   35,000  Maverick Tube Corp. (b) ............................................................       610,312
                                                                                                 ------------
                                                                                                    1,687,250
                                                                                                 ------------
           OIL/GAS SERVICES -- 5.3%
   35,400  American Oilfield Divers, Inc. (b) .................................................       557,550
   55,500  Dailey Petroleum Services (b) ......................................................       499,500
   25,000  Global Industries Ltd. (b) .........................................................       567,188
   21,500  Midcoast Energy Resources ..........................................................       482,406
                                                                                                 ------------
                                                                                                    2,106,644
                                                                                                 ------------

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
SOUTHEAST EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- (CONTINUED)
APRIL 30, 1998

                                                 SECURITY                                           MARKET
SHARES                                         DESCRIPTION                                          VALUE
---------  ------------------------------------------------------------------------------------  ------------
           COMMON STOCKS -- (CONTINUED)
           PHOTOGRAPHY -- 1.6%
   25,000  PCA International, Inc. ............................................................  $    640,625
                                                                                                 ------------
           POLLUTION CONTROL -- 1.2%
   76,100  Trion, Inc. ........................................................................       456,600
                                                                                                 ------------
           PUBLISHING & PRINTING -- 1.0%
   30,000  Nelson (Thomas), Inc. ..............................................................       399,375
                                                                                                 ------------
           REAL ESTATE INVESTMENT TRUST -- 1.5%
   25,000  Capstone Capital Corp. .............................................................       596,875
                                                                                                 ------------
           RESTAURANTS -- 0.8%
   25,000  Rare Hospitality International, Inc. (b) ...........................................       325,000
                                                                                                 ------------
           RETAIL -- 5.8%
   31,300  Heilig Meyers Co. ..................................................................       440,156
   35,000  Ingles Markets, Inc., Class A ......................................................       437,500
    4,000  Lowes Co. ..........................................................................       279,750
   10,000  Stein Mart, Inc. (b) ...............................................................       352,500
   45,000  Tropical Sportswear International (b) ..............................................       765,000
                                                                                                 ------------
                                                                                                    2,274,906
                                                                                                 ------------
           TELECOMMUNICATIONS -- 3.4%
   10,000  Excel Communications, Inc. (b) .....................................................       235,000
   20,000  Premiere Technologies, Inc. (b) ....................................................       637,500
   25,000  Vanguard Cellular System -- Class A (b) ............................................       475,000
                                                                                                 ------------
                                                                                                    1,347,500
                                                                                                 ------------
           TEXTILES & TOOLS -- 1.0%
   10,000  Unifi, Inc. ........................................................................       383,125
                                                                                                 ------------
           TOBACCO -- 1.2%
   35,000  Standard Commercial Corp. (b) ......................................................       463,750
                                                                                                 ------------
           UTILITIES -- 2.0%
   10,000  Piedmont Natural Gas Co., Inc. .....................................................       340,625
   15,000  Scana Corp. ........................................................................       448,125
                                                                                                 ------------
                                                                                                      788,750
                                                                                                 ------------
           WIRE & CABLE PRODUCTS -- 1.9%
  100,000  Insteel Industries, Inc. ...........................................................       731,250
                                                                                                 ------------
           TOTAL COMMON STOCKS (COST $30,321,370) .............................................    38,162,056
                                                                                                 ------------

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
SOUTHEAST EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- (CONTINUED)
APRIL 30, 1998

                                                 SECURITY                                           MARKET
SHARES                                         DESCRIPTION                                          VALUE
---------  ------------------------------------------------------------------------------------  ------------
           INVESTMENT COMPANIES -- 4.0%
  809,495  Goldman Financial Square Prime Money Market Fund ...................................  $    809,495
  787,070  Temporary Investment Fund ..........................................................       787,070
                                                                                                 ------------
           TOTAL INVESTMENT COMPANIES (COST $1,596,565) .......................................     1,596,565
                                                                                                 ------------
           TOTAL INVESTMENTS (COST $31,917,935) (A) -- 100.6% .................................    39,758,621
           LIABILITIES IN EXCESS OF OTHER ASSETS (0.6)% .......................................      (238,439)
                                                                                                 ------------
           TOTAL NET ASSETS -- 100.0% .........................................................  $ 39,520,182
                                                                                                 ------------
                                                                                                 ------------

-------------

Percentages indicated are based on net assets of $39,520,182.

(a) Represent cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,709. Cost for federal tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.............................................  $   8,599,818
Unrealized depreciation.............................................       (756,423)
                                                                      -------------
Net unrealized appreciation.........................................  $   7,843,395
                                                                      -------------
                                                                      -------------

(b) Represents non-income producing securities.

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
FEDERAL SECURITIES INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 1998

SHARES OR
PRINCIPAL                                        SECURITY                                         MARKET
AMOUNT                                         DESCRIPTION                                         VALUE
-----------  --------------------------------------------------------------------------------  -------------
             U.S. GOVERNMENT OBLIGATIONS -- 23.1%
             U.S. TREASURY NOTES -- 23.1%
$ 5,000,000  5.13%, 12/31/98 ................................................................  $   4,991,350
  5,000,000  7.00%, 4/15/99 .................................................................      5,068,650
  5,000,000  5.50%, 2/28/03 .................................................................      4,966,150
  5,000,000  6.50%, 8/15/05 .................................................................      5,220,150
  8,000,000  6.13%, 8/15/07 .................................................................      8,212,720
  2,000,000  5.50%, 2/15/08 .................................................................      1,974,520
                                                                                               -------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $30,091,846) ...........................     30,433,540
                                                                                               -------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 73.1%
             FEDERAL FARM CREDIT BANK -- 1.5%
  2,000,000  5.84%, 11/21/03 ................................................................      1,992,400
                                                                                               -------------
             FEDERAL HOME LOAN BANK -- 16.4%
  5,000,000  5.91%, 11/5/99 .................................................................      5,012,800
  5,000,000  6.24%, 6/23/00 .................................................................      5,049,250
  4,500,000  5.62%, 1/12/01 .................................................................      4,477,320
  5,000,000  6.09%, 12/23/02 ................................................................      5,047,300
  2,000,000  5.92%, 3/19/08 .................................................................      1,990,220
                                                                                               -------------
                                                                                                  21,576,890
                                                                                               -------------
             FEDERAL HOME LOAN MORTGAGE CORP. -- 11.0%
  4,606,832  6.50%, 2/1/04, Pool # N97461 ...................................................      4,638,481
  4,798,286  6.50%, 9/1/04, Pool# 97771 .....................................................      4,831,250
  5,000,000  6.13%, 2/27/06 .................................................................      5,030,249
                                                                                               -------------
                                                                                                  14,499,980
                                                                                               -------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 44.2%
  5,000,000  5.43%, 1/27/00 .................................................................      4,974,150
  5,000,000  5.44%, 1/29/01 .................................................................      4,954,400
  5,000,000  6.18%, 3/15/01 .................................................................      5,047,800
  2,915,084  6.00%, 11/1/03, Pool #50948 ....................................................      2,909,604
  1,822,542  6.00%, 1/1/04, Pool #50968 .....................................................      1,816,838
  4,704,807  6.50%, 7/1/04, Pool # 250995 ...................................................      4,734,212
  4,888,518  6.50%, 10/1/04, Pool #251243 ...................................................      4,919,072
  5,031,582  6.00%, 11/1/04, Pool #251413 ...................................................      4,996,965
  3,809,112  6.50%, 11/1/07, Pool #251509 ...................................................      3,847,203
  3,796,950  6.00%, 1/1/08, Pool #251627 ....................................................      3,751,843
  9,210,120  6.00%, 2/1/08, Pool #251660 ....................................................      9,100,703
  5,000,000  5.75%, 2/15/08 .................................................................      4,918,750

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
FEDERAL SECURITIES INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- (CONTINUED)
APRIL 30, 1998

SHARES OR
PRINCIPAL                                        SECURITY                                         MARKET
AMOUNT                                         DESCRIPTION                                         VALUE
-----------  --------------------------------------------------------------------------------  -------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
$ 1,293,803  6.00%, 4/1/08, Pool# 251725 ....................................................  $   1,289,753
  1,000,000  6.00%, 4/1/08, Pool# 251725 ....................................................        996,870
                                                                                               -------------
                                                                                                  58,258,163
                                                                                               -------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $96,533,578) ....................     96,327,433
                                                                                               -------------
             INVESTMENT COMPANIES -- 4.0%
  2,300,471  ILA Treasury Portfolio Money Market Fund .......................................      2,300,471
  2,996,455  PNC Treasury Trust Fund ........................................................      2,996,455
                                                                                               -------------
             TOTAL INVESTMENT COMPANIES (COST $5,296,926) ...................................      5,296,926
                                                                                               -------------
             TOTAL INVESTMENTS (COST $131,922,350) (A) -- 100.2% ............................    132,057,899
             LIABILITIES IN EXCESS OF OTHER ASSETS (0.2)% ...................................       (328,717)
                                                                                               -------------
             TOTAL NET ASSETS -- 100.0% .....................................................  $ 131,729,182
                                                                                               -------------
                                                                                               -------------

                                                                                EXPIRATION
NO. OF                                                                             DATE/
CONTRACTS                                                                      STRIKE PRICE
-----------                                                                   ---------------
             PUT OPTIONS WRITTEN AT MARKET VALUE
  5,000,000  U.S. Treasury Note, 5 1/2% ....................................  5/7/98 / 99.78   $      23,437
  5,000,000  U.S. Treasury Note, 5 1/2% ....................................  5/19/98 / 99.41         17,188
                                                                                               -------------
             Total written put options (premium received $41,797)...........                   $      40,625
                                                                                               -------------
                                                                                               -------------

-------------

Percentages indicated are based on net assets of $131,729,182.

(a) Represents cost for financial reporting purposes and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.............................................  $     672,274
Unrealized depreciation                                                    (535,553)
                                                                      -------------
Net unrealized appreciation.........................................  $     136,721
                                                                      -------------
                                                                      -------------

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
NORTH CAROLINA TAX-FREE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
APRIL 30, 1998

SHARES OR
PRINCIPAL                                        SECURITY                                          MARKET
AMOUNT                                          DESCRIPTION                                        VALUE
-----------  ---------------------------------------------------------------------------------  ------------
             NORTH CAROLINA MUNICIPAL OBLIGATIONS -- 97.6%
   $900,000  Cabarrus County GO, 5.30%, 2/1/10, Callable 2/1/07 @ 101.5, (MBIA Insured) ......  $    940,815
    935,000  Cabarrus County GO, 5.30%, 2/1/08, Callable 2/1/07 @ 100.5, (MBIA Insured) ......       982,152
  1,000,000  Carteret County GO, 5.40%, 5/1/09, Callable 5/1/06 @ 101.5, (MBIA Insured) ......     1,056,580
  1,000,000  Centennial Authority North Carolina Hotel Tax Revenue, Arena Project, 4.65%,
               9/1/06, (FSA Insured) .........................................................     1,002,680
    620,000  Charlotte County Mecklenberg GO, 6.00%, 1/1/04, Callable 1/1/02 @ 102 ...........       662,929
  1,000,000  Charlotte County Mecklenberg Hospital Authority GO, 4.90%, 1/15/10, Callable
               1/15/07 @ 102 .................................................................     1,005,060
    250,000  Charlotte County Water & Sewer, GO, 5.25%, 4/1/00 ...............................       255,943
  1,500,000  Charlotte UTGO, Refunding, 5.10%, 6/1/09, Callable 6/1/05 @ 102 .................     1,560,540
  1,400,000  Cleveland County UTGO, Refunding, 5.10%, 6/1/07, Callable 6/1/03 @ 102, (FGIC
               Insured) ......................................................................     1,451,450
  1,630,000  Concord North Carolina Utilities Systems RB, 6.00%, 12/1/10, Callable 12/1/02
               @ 102, Sinkable 12/1/06 @ 100, (MBIA Insured) .................................     1,748,516
  1,000,000  Craven County GO, 5.40%, 6/1/02, (MBIA Insured) .................................     1,041,540
  1,535,000  Cumberland County Civic Center Project, Series A, CP, 6.20%, 12/1/07, Callable
               12/1/04 @ 102, (AMBAC Insured) ................................................     1,695,868
    500,000  Cumberland County, GO, 4.80%, 3/1/03, (FGIC Insured) ............................       509,755
  1,000,000  Dare County, Certificate Participation Series A, 4.50%, 5/1/04, (MBIA
               Insured) ......................................................................     1,002,610
    880,000  Durham County GO, 5.75%, 2/1/07, Callable 2/1/02 @ 102 ..........................       937,147
    500,000  Durham County Public Improvements, 4.60%, 3/1/04 ................................       507,385
    300,000  Educational Facilities Finance Agency, Duke University Project, Series B, 4.70%,
               10/1/08, Callable 10/1/06 @ 102 ...............................................       302,154
  1,280,000  Fayetteville Public Works Commission Revenue, Series A, 5.25%, 3/1/08, Callable
               3/1/05 @ 102, (AMBAC Insured) .................................................     1,330,342
  1,000,000  Gaston County Public Facilities Project, CP, 4.75%, 12/1/05, (MBIA Insured) .....     1,010,750
  1,000,000  Gaston County UTGO, 5.70%, 3/1/05, Callable 3/1/04 @ 100.5, (MBIA Insured) ......     1,064,780
    600,000  Greensboro County, GO, 4.60%, 4/1/03 ............................................       609,216
  1,000,000  Iredell County, 4.75%, 2/1/12, Callable 2/1/07 @ 102 ............................       970,440
  1,000,000  Iredell County Memorial Hospital Revenue, 5.10%, 10/1/11, Callable 10/1/07
               @ 101, (AMBAC Insured) ........................................................     1,012,050
  1,000,000  Lee County GO, 5.00% 4/1/06, (MBIA Insured) .....................................     1,029,610
  1,000,000  Mecklenburg County UTGO, Series B, 4.80%, 3/1/06 ................................     1,022,220
  1,500,000  North Carolina Municipal Power Agency #1, Catawba Electric Revenue, Refunding,
               5.25%, 1/1/09, (MBIA Insured) .................................................     1,562,745
  1,000,000  North Carolina State, Series A, 5.10%, 3/1/08, Callable 3/1/07 @ 100.5 ..........     1,044,430
  1,000,000  Onslow County UTGO, 5.60%, 3/1/05 ...............................................     1,064,050
  1,050,000  Orange County UTGO, Refunding, 5.10%, 6/1/03 ....................................     1,088,304
  1,000,000  Pitt County Memorial Hospital Revenue, 5.38%, 12/1/10, Callable 12/1/05 @ 102 ...     1,034,010
    625,000  Pitt County Public Facilities, CP, Series A, 5.35%, 4/1/07, (MBIA Insured) ......       655,225
  1,250,000  Raleigh UTGO, Refunding, 6.40% 3/1/02 ...........................................     1,329,138
    250,000  State of North Carolina, Clean Water & Sewer, GO, Series A, 5.20%, 6/1/00 .......       256,305
  1,000,000  Union City, Refunding, GO, 4.80%, 5/1/05, (MBIA Insured) ........................     1,017,850

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
NORTH CAROLINA TAX-FREE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS -- (CONTINUED)
APRIL 30, 1998

SHARES OR
PRINCIPAL                                        SECURITY                                          MARKET
AMOUNT                                          DESCRIPTION                                        VALUE
-----------  ---------------------------------------------------------------------------------  ------------
             NORTH CAROLINA MUNICIPAL OBLIGATIONS -- (CONTINUED)
$   870,000  University of North Carolina, Dining System Revenue, 5.30%, 5/15/12, Callable
               5/15/07 @ 102 .................................................................  $    891,472
  1,460,000  University of North Carolina, Utility System RB, Refunding, 5.00%, 8/1/09,
               Callable 8/1/02 @ 102 .........................................................     1,484,966
  1,000,000  Wake County, 4.50%, 3/1/10, Callable 3/1/06 @ 102 ...............................       979,280
    500,000  Wake County Public Improvement, 4.50%, 3/1/03 ...................................       505,825
    500,000  Wake Forest University Education Facility, 5.00%, 11/1/12, Callable 11/1/07 @
               102, Sinkable 11/1/09 @ 100 ...................................................       499,490
  1,275,000  Wilkes County UTGO, Refunding, 5.20%, 6/1/05, Callable 6/1/03 @ 101 .............     1,322,341
  1,000,000  Winston Salem CP, Series A, 5.30%, 6/1/09, Callable 6/1/06 @ 102, Sinkable 6/1/08
               @ 100 .........................................................................     1,046,080
  1,000,000  Winston Salem Water & Sewer System RB, 6.30%, 6/1/06 ............................     1,089,880
                                                                                                ------------
             TOTAL NORTH CAROLINA MUNICIPAL OBLIGATIONS (COST $40,471,606) ...................    41,583,923
                                                                                                ------------
             INVESTMENT COMPANIES -- 1.4%
    244,356  Institutional Liquid Assets Tax-Free Money Market Fund ..........................       244,356
    367,954  PNC Investment Money Market Fund ................................................       367,954
                                                                                                ------------
             TOTAL INVESTMENT COMPANIES (COST $612,310) ......................................       612,310
                                                                                                ------------
             TOTAL INVESTMENTS (COST $41,083,916) (A) -- 99.0% ...............................    42,196,233
             OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0% ...................................       434,898
                                                                                                ------------
             TOTAL NET ASSETS -- 100.0% ......................................................  $ 42,631,131
                                                                                                ------------
                                                                                                ------------

-------------

Percentages indicated are based on net assets of $42,631,131.

(a) Represents cost for financial reporting purposes and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..............................................  $   1,174,207
Unrealized depreciation..............................................        (61,890)
                                                                       -------------
Net unrealized appreciation..........................................  $   1,112,317
                                                                       -------------
                                                                       -------------

AMBAC -- American Municipal Bond Assurance Corp.

CP -- Certificate of Participation

FGIC -- Financial Guaranty Insurance Corp.

GO -- General Obligation

MBIA -- Municipal Bond Insurance Association

RB -- Revenue Bond

UTGO -- Unlimited Tax General Obligation

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1998

                                                                                           FEDERAL        NORTH
                                                EQUITY         EQUITY      SOUTHEAST     SECURITIES      CAROLINA
                                                GROWTH         INCOME        EQUITY        INCOME        TAX-FREE
                                                 FUND           FUND          FUND          FUND        BOND FUND
                                             -------------  ------------  ------------  -------------  ------------
ASSETS:
Investments, at value (cost $153,017,000,
  $49,178,808, $31,917,935, $131,922,350,
  and $41,083,916, respectively) ..........  $ 212,013,170  $ 67,589,244  $ 39,758,621  $ 132,057,899  $ 42,196,233
Interest and dividends receivable .........        218,329       168,656        31,543      1,406,598       621,150
Receivable for capital shares issued ......         30,814         1,910         1,910             --            --
Receivable for investments sold ...........      2,339,273     1,130,534       110,371             --            --
Deferred organization costs ...............          7,690            --        12,017         10,174         3,389
                                             -------------  ------------  ------------  -------------  ------------
    Total Assets: .........................    214,609,276    68,890,344    39,914,462    133,474,671    42,820,772
                                             -------------  ------------  ------------  -------------  ------------
LIABILITIES:
Distributions payable .....................         85,021        95,325            --        629,763       157,831
Payable for investments purchased .........      2,353,693            --       356,043        996,719            --
Option contracts written, at market value
  -- premiums received $41,797 ............             --            --            --         40,625            --
Payable for capital shares redeemed .......         14,362            --            99             --            --
Accrued expenses and other payables:
  Investment advisory fees ................         16,106         2,677         2,964          1,436           467
  Administration fees .....................          3,451         1,116           635          1,149           201
  Distribution fees .......................         17,547         2,024         4,412            101         1,260
  Other ...................................        100,104        63,762        30,127         75,696        29,882
                                             -------------  ------------  ------------  -------------  ------------
    Total Liabilities: ....................      2,590,284       164,904       394,280      1,745,489       189,641
                                             -------------  ------------  ------------  -------------  ------------
NET ASSETS:
Shares of common stock outstanding (par
  value $.001 per share) 600,000,000 shares
  authorized ..............................         13,144         5,462         2,639         12,928         4,140
Additional paid-in-capital ................    144,102,918    46,928,474    28,700,171    129,501,185    41,400,121
Undistributed (distributions in excess of)
  net investment income ...................             --        28,732            --             --         3,737
Undistributed (distributions in excess of)
  net realized gains ......................      8,906,760     3,352,336     2,976,686      2,078,348       110,816
Net unrealized appreciation (depreciation)
  from investments ........................     58,996,170    18,410,436     7,840,686        136,721     1,112,317
                                             -------------  ------------  ------------  -------------  ------------
    Net Assets: ...........................  $ 212,018,992  $ 68,725,440  $ 39,520,182  $ 131,729,182  $ 42,631,131
                                             -------------  ------------  ------------  -------------  ------------
                                             -------------  ------------  ------------  -------------  ------------
Class A:
  Net Assets ..............................  $  13,934,649  $  1,489,916  $  2,999,803  $     530,775  $  4,663,611
  Shares ..................................        863,512       118,257       200,102         52,105       452,905
  Net Asset Value Per Share ...............         $16.14        $12.60        $14.99         $10.19        $10.30
                                             -------------  ------------  ------------  -------------  ------------
                                             -------------  ------------  ------------  -------------  ------------
Maximum Sales Charge ......................           4.50%         4.50%         4.50%          2.75%         2.75%
Maximum Offering Price Per Share (100%/
  (100% -- Maximum Sales Charge) of net
  asset value adjusted to the nearest cent)
  per share ...............................         $16.90        $13.19        $15.70         $10.48        $10.59
                                             -------------  ------------  ------------  -------------  ------------
                                             -------------  ------------  ------------  -------------  ------------
Class B:
  Net Assets ..............................  $  18,225,429  $  2,182,462  $  4,937,781  $     130,599  $    511,126
  Shares ..................................      1,147,809       173,892       331,481         12,826        49,621
  Net Asset Value Per Share ...............         $15.88        $12.55        $14.90         $10.18        $10.30
                                             -------------  ------------  ------------  -------------  ------------
                                             -------------  ------------  ------------  -------------  ------------
Class C:
  Net Assets ..............................  $ 179,858,914  $ 65,053,062  $ 31,582,598  $ 131,067,808  $ 37,456,394
  Shares ..................................     11,132,633     5,169,938     2,107,038     12,862,715     3,637,419
  Net Asset Value Per Share ...............         $16.16        $12.58        $14.99         $10.19        $10.30
                                             -------------  ------------  ------------  -------------  ------------
                                             -------------  ------------  ------------  -------------  ------------

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1998

                                                                                            FEDERAL        NORTH
                                                   EQUITY                    SOUTHEAST     SECURITIES    CAROLINA
                                                   GROWTH        EQUITY        EQUITY        INCOME      TAX-FREE
                                                    FUND      INCOME FUND     FUND(A)         FUND       BOND FUND
                                                ------------  ------------  ------------  ------------  -----------
INVESTMENT INCOME:
  Interest income.............................  $     14,992  $     22,057  $     10,643  $  7,709,951  $ 1,930,378
  Dividend income.............................     3,020,115     1,899,732       431,800       277,916       24,007
                                                ------------  ------------  ------------  ------------  -----------
    Total income:                                  3,035,107     1,921,789       442,443     7,987,867    1,954,385
                                                ------------  ------------  ------------  ------------  -----------
EXPENSES:
  Investment advisory fees....................     1,362,369       442,170       191,290       382,159      140,332
  Administration fees.........................       291,936        94,751        40,991       191,079       60,117
  Distribution fees -- Class A................        56,167         4,374         7,065         2,534       21,661
  Distribution fees -- Class B................       137,815        12,538        22,936         1,532        4,088
  Audit fees..................................        17,000        17,000        17,000        17,000       17,000
  Custodian fees..............................        44,842        15,560        12,766        26,313       11,962
  Fund accounting fees........................        32,519        31,269        34,581        38,031       35,374
  Legal fees..................................        18,629         9,065         3,357        16,745        6,315
  Transfer agent fees.........................       102,555        10,165        18,453        16,220       10,627
  Directors' fees.............................        13,251         7,304         3,090         7,808        4,028
  Other fees..................................        56,603        52,109        30,107        61,178       29,726
                                                ------------  ------------  ------------  ------------  -----------
    Total expenses before voluntary fee
      reductions:                                  2,133,686       696,305       381,636       760,599      341,230
    Expenses voluntarily reduced..............       (28,084)     (257,412)      (34,081)       (1,650)    (154,973)
                                                ------------  ------------  ------------  ------------  -----------
  Net expenses:                                    2,105,602       438,893       347,555       758,949      186,257
                                                ------------  ------------  ------------  ------------  -----------
Net investment income:                               929,505     1,482,896        94,888     7,228,918    1,768,128
                                                ------------  ------------  ------------  ------------  -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
  Net realized gain (loss) from investment
    transactions..............................    25,429,484     5,422,320     4,803,926     2,499,631      235,790
  Net change in unrealized gain (loss) from
    investment transactions...................    32,952,332     9,444,095     7,061,973       545,699      903,842
                                                ------------  ------------  ------------  ------------  -----------
  Net realized/unrealized gains (losses) from
    investments:                                  58,381,816    14,866,415    11,865,899     3,045,330    1,139,632
                                                ------------  ------------  ------------  ------------  -----------
Change in net assets resulting from
  operations..................................  $ 59,311,321  $ 16,349,311  $ 11,960,787  $ 10,274,248  $ 2,907,760
                                                ------------  ------------  ------------  ------------  -----------
                                                ------------  ------------  ------------  ------------  -----------

------------

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                    EQUITY GROWTH FUND             EQUITY INCOME FUND
                                               ----------------------------  ------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                 APRIL 30,      APRIL 30,      APRIL 30,       APRIL 30,
                                                   1998           1997           1998           1997(A)
                                               -------------  -------------  -------------  ---------------
OPERATIONS:
  Net investment income......................  $     929,505  $     983,129   $ 1,482,896    $     757,965
  Net realized gain (loss) from investment
    transactions.............................     25,429,484     30,002,586     5,422,320        3,967,356
  Net change in unrealized gain (loss) from
    investment transactions..................     32,952,332    (11,207,750)    9,444,095          638,500
                                               -------------  -------------  -------------  ---------------
Change in net assets from operations.........     59,311,321     19,777,965    16,349,311        5,363,821
                                               -------------  -------------  -------------  ---------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income...............        (34,856)       (28,839)      (17,787)          (2,507)
    In excess of net investment income.......             --             --          (526)              --
    From net realized gain on investment
      transactions...........................     (2,494,669)      (283,432)      (83,795)            (221)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income...............             --         (3,989)      (15,848)          (1,604)
    In excess of net investment income.......         (2,655)            --        (1,642)              --
    From net realized gain on investment
      transactions...........................     (3,086,722)      (322,055)     (124,900)            (127)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income...............       (876,414)      (950,301)   (1,418,361)        (753,854)
    From net realized gain on investment
      transactions...........................    (37,488,913)    (5,790,963)   (5,725,838)        (102,459)
                                               -------------  -------------  -------------  ---------------
Change in net assets from shareholder
  distributions..............................    (43,984,229)    (7,379,579)   (7,388,697)        (860,772)
                                               -------------  -------------  -------------  ---------------
Change in net assets from share transactions
  (note 8)                                        31,216,606      7,428,507     6,514,129       48,747,648
                                               -------------  -------------  -------------  ---------------
Change in net assets.........................     46,543,698     19,826,893    15,474,743       53,250,697
NET ASSETS:
  Beginning of period........................    165,475,294    145,648,401    53,250,697               --
                                               -------------  -------------  -------------  ---------------
  End of period..............................  $ 212,018,992  $ 165,475,294   $68,725,440    $  53,250,697
                                               -------------  -------------  -------------  ---------------
                                               -------------  -------------  -------------  ---------------

-------------
(a) For the period from October 1, 1996 (commencement of operations) to April 30, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                 SOUTHEAST      FEDERAL SECURITIES INCOME
                                                                  EQUITY                   FUND
                                                                   FUND        ----------------------------
                                                               PERIOD ENDED     YEAR ENDED     YEAR ENDED
                                                                 APRIL 30,       APRIL 30,      APRIL 30,
                                                                  1998(A)          1998           1997
                                                              ---------------  -------------  -------------
OPERATIONS:
  Net investment income.....................................   $      94,888   $   7,228,918  $   7,011,483
  Net realized gain (loss) from investment transactions.....       4,803,926       2,499,631       (421,283)
  Net change in unrealized gain (loss) from investment
    transactions............................................       7,061,973         545,699       (348,816)
                                                              ---------------  -------------  -------------
Change in net assets from operations........................      11,960,787      10,274,248      6,241,384
                                                              ---------------  -------------  -------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income..............................          (1,298)        (27,502)       (30,280)
    In excess of net investment income......................          (1,536)             --             --
    From net realized gain on investment transactions.......        (103,629)             --           (171)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income..............................              --          (7,553)        (9,729)
    In excess of net investment income......................          (1,083)             --             --
    From net realized gain on investment transactions.......        (159,881)             --            (65)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income..............................        (102,073)     (7,193,863)    (6,971,474)
    From net realized gain on investment transactions.......      (1,557,628)             --        (38,775)
                                                              ---------------  -------------  -------------
Change in net assets from shareholder distributions.........      (1,927,128)     (7,228,918)    (7,050,494)
                                                              ---------------  -------------  -------------
Change in net assets from share transactions................      29,486,523       8,575,052     10,440,233
                                                              ---------------  -------------  -------------
Change in net assets........................................      39,520,182      11,620,382      9,631,123
NET ASSETS:
  Beginning of period.......................................              --     120,108,800    110,477,677
                                                              ---------------  -------------  -------------
  End of period.............................................   $  39,520,182   $ 131,729,182  $ 120,108,800
                                                              ---------------  -------------  -------------
                                                              ---------------  -------------  -------------

------------

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                     NORTH CAROLINA
                                                                   TAX-FREE BOND FUND
                                                              ----------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                                APRIL 30,      APRIL 30,
                                                                  1998           1997
                                                              -------------  -------------
OPERATIONS:
  Net investment income.....................................   $ 1,768,128    $ 1,820,433
  Net realized gain (loss) from investment transactions.....       235,790       (121,237)
  Net change in unrealized gain (loss) from investment
    transactions............................................       903,842        294,839
                                                              -------------  -------------
Change in net assets from operations........................     2,907,760      1,994,035
                                                              -------------  -------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income..............................      (181,765)      (165,050)
    From net realized gain on investment transactions.......            --        (35,190)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income..............................       (15,117)       (15,612)
    From net realized gain on investment transactions.......            --         (3,918)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income..............................    (1,571,246)    (1,636,471)
    From net realized gain on investment transactions.......            --       (325,775)
                                                              -------------  -------------
Change in net assets from shareholder distributions.........    (1,768,128)    (2,182,016)
                                                              -------------  -------------
Change in net assets from share transactions................     5,080,448     (4,730,188)
                                                              -------------  -------------
Change in net assets........................................     6,220,080     (4,918,169)
NET ASSETS:
  Beginning of period.......................................    36,411,051     41,329,220
                                                              -------------  -------------
  End of period.............................................   $42,631,131    $36,411,051
                                                              -------------  -------------
                                                              -------------  -------------

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998

    1. DESCRIPTION -- Centura Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, a Maryland corporation on March 1, 1994. At April 30, 1998 the Company consisted of five separate investment portfolios: Centura Equity Growth Fund, Centura Equity Income Fund, Centura Southeast Equity Fund which commenced operation on May 2, 1997, Centura Federal Securities Income Fund, and Centura North Carolina Tax-Free Bond Fund (collectively, the "Funds").

    The Equity Growth Fund seeks to achieve its investment objective of long-term capital appreciation by investing in a diversified portfolio comprised mainly of publicly traded common and preferred stocks and securities convertible into or exchangeable for common stock. The Federal Securities Fund seeks to achieve its investment objective of providing relatively high current income consistent with relative stability of principal and safety by investing primarily in securities issued by the U.S. Government, its agencies and instrumentalities. The North Carolina Tax-Free Bond Fund seeks to achieve its investment objective of providing relatively high current income that is free of both federal and North Carolina personal income tax together with relative safety of principal by investing primarily in a portfolio of high quality North Carolina municipal securities. The Equity Income Fund seeks to achieve its investment objective of providing long-term capital appreciation and income by investing primarily in dividend-paying common stocks, convertible preferred stocks, and convertible bonds, notes and debentures. The Southeast Equity Fund seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio of common and preferred stocks and securities convertible into common stock of companies that are headquartered or have substantial operations in the Southeast region of the United States.

    The Funds offer three classes of shares known as Class A, Class B and Class C Shares. Class A Shares are offered with a maximum front-end sales charge of 4.50% for the Equity Growth Fund, Equity Income Fund, and Southeast Equity Fund, and 2.75% for the Federal Securities Income Fund and North Carolina Tax-Free Bond Fund. Class B Shares are offered with a contingent deferred sales charge ("CDSC") declining from a maximum in the first year after purchase of 5.00% for the Equity Income Fund, Equity Growth Fund, and Southeast Equity Fund, and 3.00% for each of the other Funds to a minimum in the fifth year after purchase of 1.00% for all of the Funds. This charge is imposed if shareholders redeem their shares within five years from the date of purchase. On the seventh anniversary of their purchase date, Class B Shares convert automatically to Class A Shares. Class C Shares are offered to accounts managed by the Advisor's Trust Department and to non-profit institutions who invest at least $100,000, and there is no sales charge or CDSC imposed on this class.

    2. SIGNIFICANT ACCOUNTING POLICIES -- The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

CENTURA FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
APRIL 30, 1998

    a. SECURITY VALUATION Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Directors. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

    b. INVESTMENT TRANSACTIONS Transactions are recorded on the trade date. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as accrued. Dividends are recorded on the ex-dividend date.

    c. FEDERAL INCOME TAXES Each Fund's policy is to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all taxable and tax-exempt income for their fiscal year. The Funds also intend to meet the distribution requirements to avoid the payment of an excise tax.

    d. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS The Equity Growth Fund, Equity Income Fund, and Southeast Equity Fund declare and pay dividends of substantially all of its net investment income monthly. The Federal Securities Income Fund and North Carolina Tax-Free Bond Fund declare dividends of substantially all of their net investment income daily and pay those dividends monthly. Each Fund will distribute, at least annually, substantially all net capital gains, if any, earned by such Fund. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

    e. ORGANIZATION EXPENSES Costs incurred in connection with the organization and initial registration of the Company, which have been allocated among the Funds, have been deferred and are being amortized over a five year period, beginning with each Fund's commencement of operations.

    f. DETERMINATION OF NET ASSET VALUE AND ALLOCATION OF EXPENSES Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Company in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of

CENTURA FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
APRIL 30, 1998
net assets of each class at the beginning of each day. Class specific expenses, as determined under applicable law and regulatory policy, are borne by the class incurring the expense.

    g. OPTION WRITING When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

    3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES -- Centura Bank ("Advisor") serves as the Company's investment Advisor. Pursuant to the Advisory Contracts, the Advisor manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. The Advisor is responsible for placing orders for the purchase and sale of investment securities directly with brokers and dealers selected at its discretion. The terms of the Advisory Contracts provide for annual fees at the following percentages of average daily net assets:

Equity Growth Fund.............................................      0.70%
Equity Income Fund.............................................      0.70%
Southeast Equity Fund (a)......................................      0.70%
Federal Securities Income Fund.................................      0.30%
North Carolina Tax-Free Bond Fund..............................      0.35%

-------------

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

    For the year ended April 30, 1998, the Advisor waived fees listed below:

Equity Income Fund...........................................  $ 214,769
Southeast Equity (a).........................................     25,157
North Carolina Tax-Free Bond.................................    100,237

-------------

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

    BISYS Fund Services, Inc. ("BISYS") serves as the Fund's administrator ("the Administrator"), transfer agent, and fund accounting agent. Services provided under the Administrative Services Contracts include providing day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records and the preparation of reports. The terms of the Administrative Services Contracts provide for annual fees of 0.15% of average daily net assets of each Fund.

CENTURA FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
APRIL 30, 1998

    For the year ended April 30, 1998, the Administrator waived fees listed below:

Equity Income Fund............................................  $  40,456
Southeast Equity (a)..........................................      5,391
North Carolina Tax-Free Bond Fund.............................     42,883

-------------

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

    Services provided under the Transfer Agency Agreements include providing personnel and facilities to perform shareholder servicing and transfer agency related services. The Transfer Agency Agreements provide for a per account fee and reimbursement for out-of-pocket expenses in connection with shareholder servicing. For the year ended April 30, 1998, transfer agent expenses incurred were $102,555, $10,165, $18,453 and $10,627 for the Equity Growth Fund, Equity Income Fund, Federal Securities Income Fund and North Carolina Tax-Free Bond Fund, respectively. For the period from May 2, 1997 (commencement of operations) to April 30, 1998, transfer agent expenses incurred by the Southeast Equity Fund were $16,220.

    The terms of the Fund Accounting Agreements provide for each of the Funds to pay $2,500 per month to the fund accounting servicer, BISYS Fund Services. For the year ended April 30, 1998, fund accounting fees incurred were $32,519, $31,269, $38,031 and $35,374 for the Equity Growth Fund, Equity Income Fund, Federal Securities Income Fund and North Carolina Tax-Free Bond Fund, respectively. For the period from May 2, 1997 (commencement of operations) to April 30, 1998, fund accounting expenses incurred by the Southeast Equity Fund were $34,581.

    Centura Funds Distributor, Inc. ("the Distributor") acts as the Funds' Distributor. The Distributor is an affiliate of the Funds' Administrator and was formed specifically to distribute the Funds.

    Each of the Funds has adopted a Service and Distribution Plan (the "Plan") with respect to its Class A and Class B Shares. The Plans provide that each class of shares will pay the Distributor a fee calculated as a percentage of the value of average daily net assets of that class as reimbursement for its costs incurred in financing certain distribution and shareholder service activities related to that class.

    The Class A Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.50% of the Fund's average net assets attributable to its Class A Shares. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to a Fund's Class A Shares. Service Fees are paid to securities dealers and other financial institutions for maintaining shareholder accounts and providing related services to shareholders. During the current fiscal year the Advisor has

CENTURA FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
APRIL 30, 1998
undertaken to limit 12b-1 fees for Class A Shares to 0.25%. For the year ended April 30, 1998, gross 12b-1 fees for Class A Shares waived by the Distributor are listed below:

Equity Growth Fund............................................  $  28,084
Equity Income Fund............................................      2,187
Southeast Equity (a)..........................................      3,533
Federal Securities Income Fund................................      1,267
North Carolina Tax-Free Bond Fund.............................     10,831

-------------

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

    In addition, the Distributor also retains a portion of the front-end sales charge. The following is a summary of dealer commissions paid to the Distributor and Centura Bank for Class A Shares:

                                                               DISTRIBUTOR  CENTURA BANK
                                                               -----------  -------------
Equity Growth Fund...........................................   $   1,221     $  23,917
Equity Income Fund...........................................          45         4,964
Southeast Equity (a).........................................         246        10,463
Federal Securities Income Fund...............................          --         1,540

-------------

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

    The Class B Plan provides for payments by the Fund to the Distributor at an annual rate not to exceed 1.00% of the Fund's average net assets attributable to its Class B Shares. Such fees may include a Service Fee totaling up to 0.25% of the average annual net assets attributable to a Fund's Class B Shares. For the year ended April 30, 1998, 12b-1 fees waived by the Distributor for Class B Shares are listed below:

Federal Securities Income Fund.................................................  $     383
North Carolina Tax-Free Bond Fund..............................................      1,022

    The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares. The following is a summary of the dealer commissions paid to the distributor and Centura Bank for Class B Shares:

                                                               DISTRIBUTOR  CENTURA BANK
                                                               -----------  -------------
Equity Growth Fund...........................................   $   1,288     $  43,070
Equity Income Fund...........................................         422         7,363
Southeast Equity (a).........................................         364        16,559
Federal Securities Income Fund...............................          --            54
North Carolina Tax-Free Bond Fund............................          --           625

-------------

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

    Centura Bank acts as custodian for the Funds. For furnishing custodial services, Centura Bank is paid a monthly fee with respect to the Funds at an annual rate based on a percentage of average daily net assets plus certain transaction and out-of-pocket expenses. For the year ended April 30, 1998, Centura Bank earned custodian fees and out-of-pocket expenses of $44,842, $15,560, $26,313 and $11,962 for the Equity

CENTURA FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
APRIL 30, 1998
Growth Fund, Equity Income Fund, Federal Securities Income Fund and North Carolina Tax-Free Bond Fund, respectively. For the period from May 2, 1997 (commencement of operations) to April 30, 1998, custodian expenses incurred by the Southeast Equity Fund were $12,766.

    4. CONCENTRATION OF CREDIT RISK -- The North Carolina Tax-Free Bond Fund invests substantially all of its assets in a varied portfolio of debt obligations issued by the State of North Carolina and its authorities and agencies. The issuers' abilities to meet their obligations may be affected by economic or political developments in the state of North Carolina.

    5. COMMON TRUST CONVERSION -- On May 2, 1997, the Southeast Equity Fund issued Class C Shares to acquire all of the assets and liabilities of the Centura Southeast Fund and Centura Southeast Employee Benefit Fund. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

Shares.....................................................   1,592,422
Net Assets.................................................  $15,924,220
Net Asset Value............................................  $    10.00
Unrealized Appreciation....................................  $  778,713

    6. SECURITIES TRANSACTIONS -- The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended April 30, 1998, were as follows:

                                                           PURCHASES         SALES
                                                         --------------  --------------
Equity Growth Fund.....................................  $   93,253,240  $  104,630,192
Equity Income Fund.....................................      23,682,346      24,313,342
Southeast Equity (a)...................................      29,533,937      18,357,769
Federal Securities Income Fund.........................     160,707,248     148,138,054
North Carolina Tax-Free Bond Fund......................      16,505,406      11,490,064

------------

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

    7. OPTIONS WRITTEN -- Investing in financial instruments such as written options, futures and sales of forward foreign currency contracts involves risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, and illiquid secondary market for the instruments or inability of counter-parties to perform under the terms of the contract, and changes in the value of currency relative to the U.S. dollar. The Federal Securities Income Fund enters into these contracts primarily as a means to hedge against changes in interest rates, stock prices, currency fluctuations and other market developments.

CENTURA FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
APRIL 30, 1998

    The following is a summary of written put option activity for the year ended April 30, 1998 by the Federal Securities Income Fund:

                                                             SHARES SUBJECT
                                                              TO CONTRACT     PREMIUMS
                                                             --------------  ----------
Balance at beginning of year...............................  $           --  $       --
Options written............................................      80,000,000     358,985
Options expired............................................     (40,000,000)   (179,883)
Option exercised...........................................     (30,000,000)   (137,305)
                                                             --------------  ----------
Options outstanding at end of period.......................      10,000,000  $   41,797
                                                             --------------  ----------
                                                             --------------  ----------

    For the year ended April 30, 1998, total gains on options written and expired amounted to $179,883.

CENTURA FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
APRIL 30, 1998

    8. CAPITAL SHARE TRANSACTIONS -- The Company is authorized to issue 600 million shares of capital stock with a par value of $.001. Transactions in shares of the Funds for the years ended April 30, 1998 and April 30, 1997, respectively, were as follows:

                                                       EQUITY GROWTH FUND          EQUITY INCOME FUND
                                                   --------------------------  --------------------------
                                                    APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,
                                                       1998          1997          1998        1997 (A)
                                                   ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
CLASS A
  Proceeds from shares issued....................  $  3,163,397  $  2,662,321  $  1,056,102  $    335,666
  Dividends reinvested...........................     2,526,452       312,197       101,011         1,994
  Cost of shares redeemed........................    (1,043,262)     (761,290)      (91,029)       (5,711)
                                                   ------------  ------------  ------------  ------------
    Class A share transactions...................  $  4,646,587  $  2,213,228  $  1,066,084  $    331,949
                                                   ------------  ------------  ------------  ------------
                                                   ------------  ------------  ------------  ------------
CLASS B
  Proceeds from shares issued....................  $  5,645,351  $  3,195,251  $  1,553,426  $    421,394
  Dividends reinvested...........................     3,082,774       325,799       142,262         1,009
  Cost of shares redeemed........................    (1,107,231)     (559,565)      (53,441)       (1,450)
                                                   ------------  ------------  ------------  ------------
    Class B share transactions...................  $  7,620,894  $  2,961,485  $  1,642,247  $    420,953
                                                   ------------  ------------  ------------  ------------
                                                   ------------  ------------  ------------  ------------
CLASS C
  Proceeds from shares issued....................  $ 27,803,088  $ 38,962,086  $ 12,594,171  $ 56,368,725
  Dividends reinvested...........................    37,998,422     4,585,592     6,397,356       339,771
  Cost of shares redeemed........................   (46,852,385)  (41,293,884)  (15,185,729)   (8,713,750)
                                                   ------------  ------------  ------------  ------------
    Class C share transactions...................  $ 18,949,125  $  2,253,794  $  3,805,798  $ 47,994,746
                                                   ------------  ------------  ------------  ------------
                                                   ------------  ------------  ------------  ------------
SHARE TRANSACTIONS:
CLASS A
  Issued.........................................       192,395       184,402        86,108        31,415
  Reinvested.....................................       179,802        20,703         8,728           185
  Redeemed.......................................       (63,367)      (51,492)       (7,551)         (628)
                                                   ------------  ------------  ------------  ------------
    Change in Class A Shares.....................       308,830       153,613        87,285        30,972
                                                   ------------  ------------  ------------  ------------
                                                   ------------  ------------  ------------  ------------
CLASS B
  Issued.........................................       351,351       223,156       126,611        39,170
  Reinvested.....................................       222,891        21,728        12,376            93
  Redeemed.......................................       (68,477)      (37,680)       (4,320)          (38)
                                                   ------------  ------------  ------------  ------------
    Change in Class B Shares.....................       505,765       207,204       134,667        39,225
                                                   ------------  ------------  ------------  ------------
                                                   ------------  ------------  ------------  ------------
CLASS C
  Issued.........................................     1,694,904     2,721,890     1,029,572     5,592,029
  Reinvested.....................................     2,700,946       304,531       555,815        31,634
  Redeemed.......................................    (2,863,739)   (2,770,234)   (1,233,017)     (806,095)
                                                   ------------  ------------  ------------  ------------
    Change in Class C Shares.....................     1,532,111       256,187       352,370     4,817,568
                                                   ------------  ------------  ------------  ------------
                                                   ------------  ------------  ------------  ------------

------------

(a) For the period from October 1, 1996 (commencement of operations) to April 30, 1997.

CENTURA FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
APRIL 30, 1998

                                       SOUTHEAST    FEDERAL SECURITIES INCOME         NORTH CAROLINA
                                      EQUITY FUND              FUND                 TAX-FREE BOND FUND
                                      ------------  --------------------------  --------------------------
                                       APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,     APRIL 30,
                                        1998 (A)        1998          1997          1998          1997
                                      ------------  ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
CLASS A
  Proceeds from shares issued.......  $  2,565,282  $    235,089  $    100,235  $    988,212  $     53,925
  Dividends reinvested..............       106,607        27,234        32,140       178,156       198,536
  Cost of shares redeemed...........       (88,016)     (224,712)     (174,691)     (442,204)     (335,666)
                                      ------------  ------------  ------------  ------------  ------------
    Class A share transactions......  $  2,583,873  $     37,611  $    (42,316) $    724,164       (83,205)
                                      ------------  ------------  ------------  ------------  ------------
                                      ------------  ------------  ------------  ------------  ------------
CLASS B
  Proceeds from shares issued.......  $  4,157,063  $     44,620  $     42,895  $    138,381  $     27,431
  Dividends reinvested..............       161,960         6,601         7,598        13,731        14,712
  Cost of shares redeemed...........       (59,035)     (118,485)      (31,751)      (81,485)       (3,153)
                                      ------------  ------------  ------------  ------------  ------------
    Class B share transactions......  $  4,259,988  $    (67,264) $     18,742  $     70,627  $     38,990
                                      ------------  ------------  ------------  ------------  ------------
                                      ------------  ------------  ------------  ------------  ------------
CLASS C
  Proceeds from shares issued.......  $ 25,455,780  $ 30,411,839  $ 30,929,370  $  8,617,011  $  5,386,444
  Dividends reinvested..............     1,604,687     4,288,523     4,050,940        24,738        47,828
  Cost of shares redeemed...........    (4,417,805)  (26,095,657)  (24,516,503)   (4,356,092)  (10,120,245)
                                      ------------  ------------  ------------  ------------  ------------
    Class C share transactions......  $ 22,642,662  $  8,604,705  $ 10,463,807  $  4,285,657  $ (4,685,973)
                                      ------------  ------------  ------------  ------------  ------------
                                      ------------  ------------  ------------  ------------  ------------
SHARE TRANSACTIONS:
CLASS A
  Issued............................       198,109        23,306        10,024        95,975         5,368
  Reinvested........................         8,398         2,693         3,216        17,311        19,744
  Redeemed..........................        (6,405)      (22,272)      (17,468)      (43,267)      (33,512)
                                      ------------  ------------  ------------  ------------  ------------
    Change in Class A Shares........       200,102         3,727        (4,228)       70,019        (8,400)
                                      ------------  ------------  ------------  ------------  ------------
                                      ------------  ------------  ------------  ------------  ------------
CLASS B
  Issued............................       323,090         4,431         4,302        13,248         2,738
  Reinvested........................        12,804           654           759         1,335         1,464
  Redeemed..........................        (4,413)      (11,768)       (3,177)       (7,984)         (311)
                                      ------------  ------------  ------------  ------------  ------------
    Change in Class B Shares........       331,481        (6,683)        1,884         6,599         3,891
                                      ------------  ------------  ------------  ------------  ------------
                                      ------------  ------------  ------------  ------------  ------------
CLASS C
  Issued............................     2,318,413     2,999,680     3,090,869       836,663       536,937
  Reinvested........................       126,558       424,095       404,673         2,411         4,759
  Redeemed..........................      (337,933)   (2,571,444)   (2,454,782)     (422,570)   (1,008,532)
                                      ------------  ------------  ------------  ------------  ------------
    Change in Class C Shares........     2,107,038       852,331     1,040,760       416,504      (466,836)
                                      ------------  ------------  ------------  ------------  ------------
                                      ------------  ------------  ------------  ------------  ------------

------------

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

    9. FEDERAL INCOME TAX INFORMATION (UNAUDITED) -- During the year ended April 30, 1998, the North-Carolina Tax-Free Bond Fund declared tax-exempt income distributions in the amount of $1,760,950.

CENTURA FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
APRIL 30, 1998

    During the year ended April 30, 1998, the following Funds declared long-term capital gain distributions in the following amounts:

                                                                             LONG-TERM
                                                             MID-TERM 28%       20%
                                                             -------------  ------------
Equity Growth Fund.........................................     27,084,873     7,526,584
Equity Income Fund.........................................      3,217,274     2,069,944
Southeast Equity Fund (a)..................................        113,441       378,383

-------------

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

    For the taxable year ended April 30, 1998, the following percentages of income dividends paid by the following Funds qualify for the dividends received deduction available to corporations:

Equity Growth Fund.............................................     25.16%
Equity Income Fund.............................................     64.73%
Southeast Equity Fund (a)......................................      7.97%

-------------

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

    10. SUBSEQUENT EVENTS -- At a special meeting held May 11, 1998, the Board of Directors of Centura Funds, Inc. approved the following changes to Centura Equity Growth Fund and Centura Equity Income Fund, to take effect on or about August 1, 1998. The planned changes for Centura Equity Income Fund are subject to shareholder approval of a new investment objective. The changes approved by the Board are as follows:

      1.CENTURA EQUITY GROWTH FUND. The Board approved a change in this fund's investment policies so that its primary investments would be in equity securities of mid-sized companies -- those companies whose market capitalization falls within the range of the companies in the S&P 400 Mid Cap Index at the time of purchase by the fund. To reflect this change, the fund's name would be changed to Centura Mid Cap Equity Fund. These changes do not require shareholder approval.

      2.CENTURA EQUITY INCOME FUND. The Board approved a change in this fund's investment objective and policies. The fund's current investment objective is long-term capital appreciation and income. The new investment objective, subject to shareholder approval, would be long-term capital appreciation. The fund would pursue this objective by investing primarily in equity securities of large U.S. companies -- those with market capitalization in excess of $1 billion. Income would no longer be an objective of this fund, and the fund would not continue to place a primary investment focus on a company's dividends. If shareholders approve the change in investment objective, the fund's name would be changed to Centura Large Cap Equity Fund.

    Shareholders of Centura Equity Income Fund will soon receive a proxy statement for a meeting of shareholders scheduled to be held July 23, 1998 to consider the proposed new investment objective.

CENTURA FUNDS, INC.
FINANCIAL HIGHLIGHTS

                                                                                 EQUITY GROWTH FUND
                                                          ----------------------------------------------------------------
                                                                    YEAR ENDED                       YEAR ENDED
                                                                  APRIL 30, 1998                   APRIL 30, 1997
                                                          -------------------------------  -------------------------------
                                                           CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
NET ASSET VALUE, BEGINNING OF PERIOD....................  $   15.33  $   15.20  $   15.33  $   14.31  $   14.24  $   14.31
                                                          ---------  ---------  ---------  ---------  ---------  ---------
INVESTMENT ACTIVITIES
  Net investment income.................................       0.05      (0.05)      0.09       0.06      (0.04)      0.09
  Net realized and unrealized gains from investment
    transactions........................................       4.92       4.84       4.94       1.58       1.57       1.58
                                                          ---------  ---------  ---------  ---------  ---------  ---------
  Total from Investment Activities......................       4.97       4.79       5.03       1.64       1.53       1.67
                                                          ---------  ---------  ---------  ---------  ---------  ---------
DISTRIBUTIONS
  From net investment income............................      (0.05)        --      (0.09)     (0.06)     (0.01)     (0.09)
  From net realized gains...............................      (4.11)     (4.11)     (4.11)     (0.56)     (0.56)     (0.56)
                                                          ---------  ---------  ---------  ---------  ---------  ---------
  Total Distributions...................................      (4.16)     (4.11)     (4.20)     (0.62)     (0.57)     (0.65)
                                                          ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD..........................  $   16.14  $   15.88  $   16.16  $   15.33  $   15.20  $   15.33
                                                          ---------  ---------  ---------  ---------  ---------  ---------
                                                          ---------  ---------  ---------  ---------  ---------  ---------
Total Return (excludes sales or redemption charges).....      36.55%     35.55%     36.89%     11.55%     10.78%     11.82%
                                                          ---------  ---------  ---------  ---------  ---------  ---------
                                                          ---------  ---------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000).....................  $  13,935  $  18,225  $ 179,859  $   8,501  $   9,761  $ 147,213
  Ratio of expenses to average net assets...............       1.23%      1.98%      1.00%      1.30%      2.05%      1.05%
  Ratio of net investment income to average net
    assets..............................................       0.31%     (0.43)%      0.56%      0.42%     (0.33)%      0.67%
  Ratio of expenses to average net assets*..............       1.48%        (b)        (b)      1.55%      2.05%      1.05%
  Ratio of net investment income to average net
    assets*.............................................       0.06%        (b)        (b)      0.17%     (0.33)%      0.67%
  Portfolio turnover rate (a)...........................         49%        49%        49%        67%        67%        67%

---------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b) There were no waivers or reimbursements during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                    EQUITY GROWTH FUND
                                            ----------------------------------
                                                        YEAR ENDED
                                                      APRIL 30, 1996
                                            ----------------------------------
                                             CLASS        CLASS        CLASS
                                               A            B            C
                                            --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  10.70     $  10.69     $  10.70
                                            --------     --------     --------
INVESTMENT ACTIVITIES
  Net investment income.................        0.03        (0.06)        0.07
  Net realized and unrealized gains from
    investment transactions.............        3.67         3.65         3.65
                                            --------     --------     --------
  Total from Investment Activities......        3.70         3.59         3.72
                                            --------     --------     --------
DISTRIBUTIONS
  From net investment income............       (0.05)          --        (0.07)
  From net realized gains...............       (0.04)       (0.04)       (0.04)
                                            --------     --------     --------
  Total Distributions...................       (0.09)       (0.04)       (0.11)
                                            --------     --------     --------
NET ASSET VALUE, END OF PERIOD..........    $  14.31     $  14.24     $  14.31
                                            --------     --------     --------
                                            --------     --------     --------
Total Return (excludes sales and
  redemption charges)...................       34.72%       33.73%       34.97%
                                            --------     --------     --------
                                            --------     --------     --------
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....    $  5,740     $  6,194     $133,714
  Ratio of expenses to average net
    assets..............................        1.26%        2.02%        1.04%
  Ratio of net investment income (loss)
    to average net assets...............        0.27%       (0.48)%       0.55%
  Ratio of expenses to average net
    assets*.............................          (d)          (d)          (d)
  Ratio of net investment income (loss)
    to average net assets*..............          (d)          (d)          (d)
  Portfolio Turnover (c)................          46%          46%          46%


                                                       PERIOD ENDED
                                                    APRIL 30, 1995(a)
                                            ----------------------------------
                                             CLASS        CLASS        CLASS
                                               A            B            C
                                            --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  10.00     $  10.00     $  10.00
                                            --------     --------     --------
INVESTMENT ACTIVITIES
  Net investment income.................        0.06         0.03         0.07
  Net realized and unrealized gains from
    investment transactions.............        0.70         0.69         0.70
                                            --------     --------     --------
  Total from Investment Activities......        0.76         0.72         0.77
                                            --------     --------     --------
DISTRIBUTIONS
  From net investment income............       (0.06)       (0.03)       (0.07)
  From net realized gains...............          --           --           --
                                            --------     --------     --------
  Total Distributions...................       (0.06)       (0.03)       (0.07)
                                            --------     --------     --------
NET ASSET VALUE, END OF PERIOD..........    $  10.70     $  10.69     $  10.70
                                            --------     --------     --------
                                            --------     --------     --------
Total Return (excludes sales and
  redemption charges)...................        7.64%(e)     7.23%(e)     7.71%(e)
                                            --------     --------     --------
                                            --------     --------     --------
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....    $    968     $  1,362     $ 84,004
  Ratio of expenses to average net
    assets..............................        1.29%(b)     2.03%(b)     1.04%(b)
  Ratio of net investment income (loss)
    to average net assets...............        0.63%(b)     0.00%(b)     0.79%(b)
  Ratio of expenses to average net
    assets*.............................        1.32%(b)     2.06%(b)     1.07%(b)
  Ratio of net investment income (loss)
    to average net assets*..............        0.60%(b)    (0.03)%(b)     0.76%(b)
  Portfolio Turnover (c)................          44%          44%          44%

---------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) There were no waivers or reimbursements during the period.

(e) Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                               EQUITY INCOME FUND
                                                        ----------------------------------------------------------------
                                                           YEAR ENDED APRIL 30, 1998     PERIOD ENDED APRIL 30, 1997(a)
                                                        -------------------------------  -------------------------------
                                                         CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
NET ASSET VALUE, BEGINNING OF PERIOD..................  $   10.91  $   10.88  $   10.89  $   10.00  $   10.00  $   10.00
                                                        ---------  ---------  ---------  ---------  ---------  ---------
INVESTMENT ACTIVITIES
  Net investment income...............................       0.26       0.17       0.29       0.14       0.11       0.15
  Net realized and unrealized gains from investment
    transactions......................................       2.90       2.88       2.89       0.93       0.90       0.91
                                                        ---------  ---------  ---------  ---------  ---------  ---------
  Total from Investment Activities....................       3.16       3.05       3.18       1.07       1.01       1.06
                                                        ---------  ---------  ---------  ---------  ---------  ---------
DISTRIBUTIONS
  From net investment income..........................      (0.26)     (0.17)     (0.28)     (0.14)     (0.11)     (0.15)
  From net realized gains.............................      (1.21)     (1.21)     (1.21)     (0.02)     (0.02)     (0.02)
                                                        ---------  ---------  ---------  ---------  ---------  ---------
  Total Distributions.................................      (1.47)     (1.38)     (1.49)     (0.16)     (0.13)     (0.17)
                                                        ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD........................  $   12.60  $   12.55  $   12.58  $   10.91  $   10.88  $   10.89
                                                        ---------  ---------  ---------  ---------  ---------  ---------
                                                        ---------  ---------  ---------  ---------  ---------  ---------
Total Return (excludes sales or redemption charges)...      30.36%     29.39%     30.72%     10.69%(c)     10.15%(c)     10.65%(c)
                                                        ---------  ---------  ---------  ---------  ---------  ---------
                                                        ---------  ---------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)...................  $   1,490  $   2,182  $  65,053  $     338  $     427  $  52,486
  Ratio of expenses to average net assets.............       0.90%      1.64%      0.67%      0.99%      1.71%      0.75%
  Ratio of net investment income to average net
    assets............................................       2.05%      1.30%      2.37%      2.15%      1.52%      2.45%
  Ratio of expenses to average net assets*............       1.55%      2.05%      1.08%      1.65%      2.12%      1.17%
  Ratio of net investment income to average net
    assets*...........................................       1.40%      0.89%      1.96%      1.48%      1.10%      2.03%
  Portfolio turnover rate (b).........................         39%        39%        39%        24%        24%        24%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) For the period from October 1, 1996 (commencement of operations) to April 30, 1997.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                            SOUTHEAST EQUITY FUND PERIOD ENDED
                                                                                                    APRIL 30, 1998 (A)
                                                                                           -------------------------------------
                                                                                             CLASS A      CLASS B      CLASS C
NET ASSET VALUE, BEGINNING OF PERIOD.....................................................   $   10.00    $   10.00    $   10.00
                                                                                           -----------  -----------  -----------
INVESTMENT ACTIVITIES
  Net investment income..................................................................        0.03        (0.03)        0.06
  Net realized and unrealized gains from investment transactions.........................        5.87         5.82         5.86
                                                                                           -----------  -----------  -----------
  Total from Investment Activities.......................................................        5.90         5.79         5.92
                                                                                           -----------  -----------  -----------
DISTRIBUTIONS
  From net investment income.............................................................       (0.03)          --        (0.06)
  In excess of net investment income.....................................................       (0.01)       (0.02)          --
  From net realized gains................................................................       (0.87)       (0.87)       (0.87)
                                                                                           -----------  -----------  -----------
  Total Distributions....................................................................       (0.91)       (0.89)       (0.93)
                                                                                           -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD...........................................................   $   14.99    $   14.90    $   14.99
                                                                                           -----------  -----------  -----------
                                                                                           -----------  -----------  -----------
Total Return (excludes sales or redemption charges) (d)..................................       60.75%       59.50%       60.98%
                                                                                           -----------  -----------  -----------
                                                                                           -----------  -----------  -----------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)......................................................   $   3,000    $   4,938    $  31,583
  Ratio of expenses to average net assets (b)............................................        1.46%        2.21%        1.16%
  Ratio of net investment income to average net assets (b)...............................        0.09%       (0.66)%       0.46%
  Ratio of expenses to average net assets* (b)...........................................        1.82%        2.32%        1.27%
  Ratio of net investment income to average net assets* (b)..............................       (0.27 )%      (0.77 )%       0.35%
  Portfolio turnover rate (c)............................................................          71%          71%          71%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) For the period from May 2, 1997 (commencement of operations) to April 30, 1998.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(d) Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                              FEDERAL SECURITIES INCOME FUND
                                                            ------------------------------------------------------------------
                                                               YEAR ENDED APRIL 30, 1998        YEAR ENDED APRIL 30, 1997
                                                            ------------------------------- ----------------------------------
                                                             CLASS A    CLASS B    CLASS C  CLASS A      CLASS B      CLASS C
NET ASSET VALUE, BEGINNING OF PERIOD......................  $    9.94  $    9.94  $    9.94 $ 10.01      $ 10.01      $  10.01
                                                            ---------  ---------  --------- --------     --------     --------
INVESTMENT ACTIVITIES
  Net investment income...................................       0.55       0.50       0.57    0.56         0.50          0.59
  Net realized and unrealized gains from investment
    transactions..........................................       0.25       0.24       0.25   (0.07)       (0.07)        (0.07)
                                                            ---------  ---------  --------- --------     --------     --------
  Total from Investment Activities........................       0.80       0.74       0.82    0.49         0.43          0.52
                                                            ---------  ---------  --------- --------     --------     --------
DISTRIBUTIONS
  From net investment income..............................      (0.55)     (0.50)     (0.57)   (0.56)      (0.50)        (0.59)
                                                            ---------  ---------  --------- --------     --------     --------
  Total Distributions.....................................      (0.55)     (0.50)     (0.57)   (0.56)      (0.50)        (0.59)
                                                            ---------  ---------  --------- --------     --------     --------
NET ASSET VALUE, END OF PERIOD............................  $   10.19  $   10.18  $   10.19 $  9.94      $  9.94      $   9.94
                                                            ---------  ---------  --------- --------     --------     --------
                                                            ---------  ---------  --------- --------     --------     --------
Total Return (excludes sales or redemption charges).......       8.21%      7.58%      8.48%    5.07%       4.46%         5.33%
                                                            ---------  ---------  --------- --------     --------     --------
                                                            ---------  ---------  --------- --------     --------     --------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000).......................  $     531  $     131  $ 131,068 $   481      $   194      $119,434
  Ratio of expenses to average net assets.................       0.84%      1.36%      0.59%    0.82%       1.40%         0.58%
  Ratio of net investment income to average net assets....       5.42%      4.93%      5.68%    5.63%       5.04%         5.88%
  Ratio of expenses to average net assets*................       1.09%      1.61%      0.59%    1.07%       1.65%         0.58%
  Ratio of net investment income to average net assets*...       5.17%      4.68%      5.68%    5.38%       4.79%         5.88%
  Portfolio turnover rate (a).............................        121%       121%       121%      26%         26%           26%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              FEDERAL SECURITIES INCOME FUND
                                            ----------------------------------
                                                        YEAR ENDED
                                                      APRIL 30, 1996
                                            ----------------------------------
                                             CLASS        CLASS        CLASS
                                               A            B            C
                                            --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD....    $   9.97     $   9.97     $   9.97
                                            --------     --------     --------
INVESTMENT ACTIVITIES
  Net investment income.................        0.57         0.50         0.60
  Net realized and unrealized gains
    (losses) from investments...........        0.04         0.04         0.04
                                            --------     --------     --------
  Total from Investment Activities......        0.61         0.54         0.64
                                            --------     --------     --------
DISTRIBUTIONS
  From net investment income............       (0.57)       (0.50)       (0.60)
                                            --------     --------     --------
  Total Distributions...................       (0.57)       (0.50)       (0.60)
                                            --------     --------     --------
NET ASSET VALUE, END OF PERIOD..........    $  10.01     $  10.01     $  10.01
                                            --------     --------     --------
                                            --------     --------     --------
Total Return (excludes sales and
  redemption charges)...................        6.20%        5.40%        6.47%
                                            --------     --------     --------
                                            --------     --------     --------
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....    $    526     $    176     $109,775
  Ratio of expenses to average net
    assets..............................        0.85%        1.61%        0.61%
  Ratio of net investment income to
    average net assets..................        5.61%        4.84%        5.88%
  Ratio of expenses to average net
    assets*.............................          (d)          (d)          (d)
  Ratio of net investment income to
    average net assets*.................          (d)          (d)          (d)
  Portfolio Turnover (c)................          34%          34%          34%


                                                       PERIOD ENDED
                                                    APRIL 30, 1995(a)
                                            ----------------------------------
                                             CLASS        CLASS        CLASS
                                               A            B            C
                                            --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  10.00     $  10.00     $  10.00
                                            --------     --------     --------
INVESTMENT ACTIVITIES
  Net investment income.................        0.52         0.45         0.54
  Net realized and unrealized gains
    (losses) from investments...........       (0.03)       (0.03)       (0.03)
                                            --------     --------     --------
  Total from Investment Activities......        0.49         0.42         0.51
                                            --------     --------     --------
DISTRIBUTIONS
  From net investment income............       (0.52)       (0.45)       (0.54)
                                            --------     --------     --------
  Total Distributions...................       (0.52)       (0.45)       (0.54)
                                            --------     --------     --------
NET ASSET VALUE, END OF PERIOD..........    $   9.97     $   9.97     $   9.97
                                            --------     --------     --------
                                            --------     --------     --------
Total Return (excludes sales and
  redemption charges)...................        5.02%(e)     4.32%(e)     5.28%(e)
                                            --------     --------     --------
                                            --------     --------     --------
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....    $    247     $    118     $ 93,807
  Ratio of expenses to average net
    assets..............................        0.86%(b)     1.61%(b)     0.63%(b)
  Ratio of net investment income to
    average net assets..................        5.58%(b)     4.86%(b)     5.97%(b)
  Ratio of expenses to average net
    assets*.............................        0.89%(b)     1.64%(b)     0.66%(b)
  Ratio of net investment income to
    average net assets*.................        5.55%(b)     4.83%(b)     5.94%(b)
  Portfolio Turnover (c)................          42%          42%          42%

---------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) There were no waivers or reimbursements during the period.

(e) Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                              NORTH CAROLINA TAX-FREE BOND FUND
                                                               ---------------------------------------------------------------
                                                                                                        YEAR ENDED APRIL 30,
                                                                     YEAR ENDED APRIL 30, 1998                  1997
                                                               -------------------------------------  ------------------------
                                                                 CLASS A      CLASS B      CLASS C      CLASS A      CLASS B
NET ASSET VALUE, BEGINNING OF PERIOD.........................   $    9.98    $    9.98    $    9.98    $   10.04    $   10.04
                                                               -----------  -----------  -----------  -----------  -----------
INVESTMENT ACTIVITIES
  Net investment income......................................        0.43         0.38         0.46         0.43         0.37
  Net realized and unrealized gains from investment
    transactions.............................................        0.32         0.32         0.32         0.03         0.03
                                                               -----------  -----------  -----------  -----------  -----------
  Total from Investment Activities...........................        0.75         0.70         0.78         0.46         0.40
                                                               -----------  -----------  -----------  -----------  -----------
DISTRIBUTIONS
  From net investment income.................................       (0.43)       (0.38)       (0.46)       (0.43)       (0.37)
  From net realized gains....................................          --           --           --        (0.09)       (0.09)
                                                               -----------  -----------  -----------  -----------  -----------
  Total Distributions........................................       (0.43)       (0.38)       (0.46)       (0.52)       (0.46)
                                                               -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD...............................   $   10.30    $   10.30    $   10.30    $    9.98    $    9.98
                                                               -----------  -----------  -----------  -----------  -----------
                                                               -----------  -----------  -----------  -----------  -----------
Total Return (excludes sales or redemption charges)..........        7.61%        7.09%        7.89%        4.71%        4.11%
                                                               -----------  -----------  -----------  -----------  -----------
                                                               -----------  -----------  -----------  -----------  -----------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)..........................   $   4,664    $     511    $  37,456    $   3,823    $     430
  Ratio of expenses to average net assets....................        0.69%        1.18%        0.44%        0.69%        1.27%
  Ratio of net investment income to average net assets.......        4.19%        3.70%        4.44%        4.31%        3.73%
  Ratio of expenses to average net assets*...................        1.29%        1.78%        0.79%        1.30%        1.88%
  Ratio of net investment income to average net assets*......        3.59%        3.10%        4.09%        3.70%        3.12%
  Portfolio turnover rate (b)................................          29%          29%          29%          34%          34%


                                                                 CLASS C
NET ASSET VALUE, BEGINNING OF PERIOD.........................   $   10.04
                                                               -----------
INVESTMENT ACTIVITIES
  Net investment income......................................        0.46
  Net realized and unrealized gains from investment
    transactions.............................................        0.03
                                                               -----------
  Total from Investment Activities...........................        0.49
                                                               -----------
DISTRIBUTIONS
  From net investment income.................................       (0.46)
  From net realized gains....................................       (0.09)
                                                               -----------
  Total Distributions........................................       (0.55)
                                                               -----------
NET ASSET VALUE, END OF PERIOD...............................   $    9.98
                                                               -----------
                                                               -----------
Total Return (excludes sales or redemption charges)..........        4.97%
                                                               -----------
                                                               -----------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)..........................   $  32,159
  Ratio of expenses to average net assets....................        0.44%
  Ratio of net investment income to average net assets.......        4.56%
  Ratio of expenses to average net assets*...................        0.80%
  Ratio of net investment income to average net assets*......        4.20%
  Portfolio turnover rate (b)................................          34%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.

CENTURA FUNDS, INC.
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                            NORTH CAROLINA TAX-FREE BOND FUND
                                            ----------------------------------
                                                        YEAR ENDED
                                                      APRIL 30, 1996
                                            ----------------------------------
                                             CLASS        CLASS        CLASS
                                               A            B            C
                                            --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD....    $   9.98     $   9.98     $   9.98
                                            --------     --------     --------
INVESTMENT ACTIVITIES
  Net investment income.................        0.42         0.34         0.44
  Net realized and unrealized gains
    (losses) from investments...........        0.13         0.13         0.13
                                            --------     --------     --------
  Total from Investment Activities......        0.55         0.47         0.57
                                            --------     --------     --------
DISTRIBUTIONS
  From net investment income............       (0.42)       (0.34)       (0.44)
  From net realized gains...............       (0.07)       (0.07)       (0.07)
                                            --------     --------     --------
  Total Distributions...................       (0.49)       (0.41)       (0.51)
                                            --------     --------     --------
NET ASSET VALUE, END OF PERIOD..........    $  10.04     $  10.04     $  10.04
                                            --------     --------     --------
                                            --------     --------     --------
Total Return (excludes sales and
  redemption charges)...................        5.50%        4.72%        5.78%
                                            --------     --------     --------
                                            --------     --------     --------
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....    $  3,927     $    393     $ 37,009
  Ratio of expenses to average net
    assets..............................        0.68%        1.44%        0.44%
  Ratio of net investment income to
    average net assets..................        3.98%        3.30%        4.32%
  Ratio of expenses to average net
    assets*.............................        1.04%        1.80%        0.80%
  Ratio of net investment income to
    average net assets*.................        3.62%        2.94%        3.96%
  Portfolio Turnover (c)................          80%          80%          80%


                                                       PERIOD ENDED
                                                    APRIL 30, 1995(a)
                                            ----------------------------------
                                             CLASS        CLASS        CLASS
                                               A            B            C
                                            --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  10.00     $  10.00     $  10.00
                                            --------     --------     --------
INVESTMENT ACTIVITIES
  Net investment income.................        0.39         0.32         0.41
  Net realized and unrealized gains
    (losses) from investments...........       (0.02)       (0.02)       (0.02)
                                            --------     --------     --------
  Total from Investment Activities......        0.37         0.30         0.39
                                            --------     --------     --------
DISTRIBUTIONS
  From net investment income............       (0.39)       (0.32)       (0.41)
  From net realized gains...............          --           --           --
                                            --------     --------     --------
  Total Distributions...................       (0.39)       (0.32)       (0.41)
                                            --------     --------     --------
NET ASSET VALUE, END OF PERIOD..........    $   9.98     $   9.98     $   9.98
                                            --------     --------     --------
                                            --------     --------     --------
Total Return (excludes sales and
  redemption charges)...................        3.77%(d)     3.09%(d)     4.08%(d)
                                            --------     --------     --------
                                            --------     --------     --------
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....    $    429     $    275     $ 34,885
  Ratio of expenses to average net
    assets..............................        0.42%(b)     0.99%(b)     0.41%(b)
  Ratio of net investment income to
    average net assets..................        4.46%(b)     3.89%(b)     4.64%(b)
  Ratio of expenses to average net
    assets*.............................        0.92%(b)     1.49%(b)     0.91%(b)
  Ratio of net investment income to
    average net assets*.................        3.96%(b)     3.39%(b)     4.14%(b)
  Portfolio Turnover (c)................         121%         121%         121%

---------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) For the period from June 1, 1994 (commencement of operations) to April 30, 1995.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Centura Funds, Inc.

    We have audited the accompanying statements of assets and liabilities of Centura Equity Growth Fund, Centura Equity Income Fund, Centura Southeast Equity Fund, Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond Fund, separate portfolios of Centura Funds, Inc., including the schedules of portfolio investments, as of April 30, 1998, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Centura Equity Growth Fund, Centura Equity Income Fund, Centura Southeast Equity Fund, Centura Federal Securities Income Fund and Centura North Carolina Tax-Free Bond Fund as of April 30, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGladrey & Pullen, LLP

New York, New York
May 22, 1998

                                       [LOGO]


                         FOR ADDITIONAL INFORMATION ON THE
                                CENTURA FUNDS, CALL
                                 1-800-44-CENTURA
                                  (800-442-3688).


                          INVESTMENT ADVISER AND CUSTODIAN
                                    Centura Bank
                              131 North Church Street
                               Rocky Mount, NC 27802

                             ADMINISTRATOR AND SPONSOR
                             BISYS Fund Services, Inc.
                                 3435 Stelzer Road
                                 Columbus, OH 43219

                                    DISTRIBUTOR
                          Centura Funds Distributor, Inc.
                                 3435 Stelzer Road
                                 Columbus, OH 43219

                                   LEGAL COUNSEL
                               Dechert Price & Rhoads
                                  1775 Eye Street
                               Washington, D.C. 20006

                                INDEPENDENT AUDITORS
                               McGladrey & Pullen LLP
                                  555 Fifth Avenue
                                 New York, NY 10017


             This report is for the information of the shareholders of
           Centura Funds. Its use in connection with any offering of the
            Funds' shares is authorized only in case of a concurrent or prior delivery of the Funds' current prospectus.

            Investments in mutual funds involve risk, including possible loss of principal. Centura Funds are not deposits, guaran-
          teed by or obligations of Centura Bank or its affiliates and are not insured by the FDIC, the Federal Reserve Board or
                            any other government agency.


                                        [LOGO]


                                       CENTURA
                                    EQUITY GROWTH
                                         FUND

                                       CENTURA
                                    EQUITY INCOME
                                         FUND

                                      CENTURA
                                 FEDERAL SECURITIES
                                    INCOME FUND

                                      CENTURA
                                   NORTH CAROLINA
                                   TAX-FREE BOND
                                        FUND

                                      CENTURA
                                  SOUTHEAST EQUITY
                                        FUND


                                       ANNUAL
                                       REPORT
                                   April 30, 1998